Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


Delaware Minnesota Municipal Bond Funds


Tax-Exempt Income

[TAX-EXEMPT INCOME ARTWORK]

2001 ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Tax Bill Update                                                 7

New at Delaware                                                 8

Performance Summary

   Delaware Tax-Free
   Minnesota Fund                                               9

   Delaware Minnesota
   Insured Fund                                                10

   Delaware Tax-Free
   Minnesota Intermediate Fund                                 11

   Delaware Minnesota
   High-Yield Municipal
   Bond Fund                                                   12

Financial Statements

   Statements of Net Assets                                    13

   Statements of Operations                                    27

   Statements of Changes in
   Net Assets                                                  28

   Financial Highlights                                        30

   Notes to Financial
   Statements                                                  42

   Report of Independant
   Auditors                                                    48

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience

[] Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

[]   We strive to deliver consistently good performance in all asset classes.

[] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

[]   We are committed to providing the highest standards of client service.

[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $80 billion in assets as of September 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

Dear Shareholder

"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH HAS NOT WEAKENED IN 2001."


September 14, 2001

Recap of Events -- During the year ended August 31, 2001, the U.S. economy weakened significantly. Corporate profits were disappointing throughout much of the year, contributing to poor performance among U.S. stock indexes. In response to the economic slide, the Federal Reserve Board began an aggressive series of interest rate cuts in January 2001, reducing the much-monitored fed funds rate seven times for a cumulative three percentage point decrease.

The dim profit picture led to frequent credit downgrades for U.S. corporations throughout much of the year. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened in 2001. As a result, municipal bonds continued to perform well right through the summer of 2001, as they often appealed to investors seeking relative safety (Source:
Moody's Investors Service).

As an asset class, municipal bonds outperformed U.S. government and corporate bonds during the period. We attribute this to more attractive pricing of municipal bonds relative to U.S. Treasuries and corporate-issued debt.

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance nationally began rising considerably in late February 2001. Many states saw significant increases in new supply, which often bolstered municipal bond performance by creating greater bond selection and higher yields.


Total Return
For the period ended August 31, 2001                                    One Year
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Fund -- Class A Shares                       +9.02%
--------------------------------------------------------------------------------
Delaware Minnesota Insured Fund -- Class A Shares                        +9.14%
--------------------------------------------------------------------------------
Lipper Minnesota Municipal Debt Funds Average (50 funds)                 +8.84%
--------------------------------------------------------------------------------
Delaware Tax-Free Minnesota Intermediate Fund -- Class A Shares          +7.50%
--------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt Funds Average (13 funds) +7.95%
--------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond Fund -- Class A Shares      +8.84%
--------------------------------------------------------------------------------
Lipper High-Yield Municipal Debt Funds Average (75 funds)                +7.75%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +10.19%
Lehman Brothers Insured Municipal Bond Index                            +10.74%
Lehman Brothers Five-Year Municipal Bond Index                           +9.12%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 9 through 12. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

For the fiscal year ended August 31, 2001, three of Delaware's four Minnesota Tax-Free Funds outperformed their respective Lipper peer groups. Only the Delaware Tax-Free Minnesota Intermediate Fund underperformed its Lipper peer, as measured by the Lipper Other States Intermediate Municipal Debt Funds Average. However, each Fund was surpassed by its corresponding benchmark index for the period.

Market Outlook -- We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment conducive to strong total returns going forward.

In our last report, we mentioned that we expected the effects of a White House tax cut to have minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.            /s/ David K. Downes
----------------------------            -------------------
Charles E. Haldeman, Jr.                David K. Downes
Chairman,                               President and Chief Executive Officer,
Delaware Investments Family of Funds    Delaware Investments Family of Funds

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

PORTFOLIO MANAGEMENT REVIEW

Patrick P. Coyne
Senior Portfolio Manager

Mitchell L. Conery
Senior Portfolio Manager

September 14, 2001

The Funds' Results

Municipal bond markets encountered two very different sets of conditions during the Funds' fiscal year. For the first four months of the reporting period, interest rates remained steady, following the six interest rate hikes engineered by the Federal Reserve in the previous year and a half. The rate increases in 1999 and early 2000 helped to slow the fast-growing U.S. economy and send the stock market on a downward track.

As the new calendar year opened in 2001, however, the Fed shifted its interest rate policy out of neutral. During the next eight months, the federal funds rate was cut from 6.5% to 3.5%. This was the fastest such decline since the early 1980s. But despite relatively low interest rates, the economy and stock market continued to perform sluggishly. In this environment, many investors shunned stocks and opted instead for the tax-free income potential of municipal bonds. For the first time in several years, municipal bond prices rallied to 12-month highs by the end of August and pushed bond yields to 12-month lows (as yields move in the opposite direction of prices).

During our fiscal year, both supply and demand for municipal investments abroad were relatively strong, whereas issuance in Minnesota securities was down significantly. National municipal bond supply during the first eight months of 2001 was 39% greater during the same period last year (Source: Thomson Municipals Group). Likewise, demand for municipal investments -- and their potential tax benefits -- was much increased. The Investment Company Institute, for example, reported that investors in tax-free municipal funds added more than $7 billion in new money during the first seven months of 2001, compared to outflows of $13 billion during the same time period last year. Demand was especially strong for municipal bonds with shorter maturities, because risk-averse investors were attracted to lower-volatility securities. As of August 31, 2001, the yield differential between comparable two- and 30-year tax-exempt insured revenue bonds was 2.29% -- considered to be a wide margin.

The municipal market's overall credit quality remained healthy. According to bond-rating agency Standard & Poor's, 247 municipal bond issuers had their credit ratings upgraded during the second quarter of 2001, while just 113 were downgraded. By period's end, credit upgrades had exceeded downgrades for the 23rd consecutive quarter.

Delaware Tax-Free
Minnesota Fund
Portfolio Characteristics
August 31, 2001
----------------------------------------------------
Current 30-Day SEC Yield*                      4.23%
----------------------------------------------------
Average Effective Duration**              7.33 years
----------------------------------------------------
Average Effective Maturity***             7.91 years
----------------------------------------------------
Average Credit Quality                             A
----------------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.65%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.



Delaware Minnesota
Insured Fund
Portfolio Characteristics
August 31, 2001
----------------------------------------------------
Current 30-Day SEC Yield*                      3.31%
----------------------------------------------------
Average Effective Duration**              5.46 years
----------------------------------------------------
Average Effective Maturity***             6.01 years
----------------------------------------------------
Average Credit Quality                           AAA
----------------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B shares was 2.70%. For Class C shares, the 30-day SEC yield was 2.69%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Delaware Tax-Free Minnesota Fund

Delaware Tax-Free Minnesota Fund returned +9.02% (Class A shares at net asset value with dividends and distributions reinvested) for the 12-month fiscal period ended August 31, 2001. This performance compared favorably to that of its peer group, the Lipper Minnesota Municipal Debt Funds Average, which returned +8.84% for the same period.

We attribute this outperformance, in part, to the relatively large portion of Fund assets invested in lower-rated investments. As of the end of the reporting period, 26% of the portfolio was held in bonds rated BBB or lower by Standard & Poor's, a leading bond rating agency. In a falling interest rate environment, the Fund benefited from the presence of these older, higher-yielding bonds, which increased in value because their coupon rates were higher than current available yields. Also helping to boost Fund performance was a reduction in Minnesota municipal bond supply, which for the first eight months of 2001 was 9% below the levels of a year earlier. Tight supply coupled with strong demand -- as was experienced during the reporting period -- generally sends bond prices higher.

Between August 31, 2000 and August 31, 2001, the Fund's duration was extended from 7.02 years to 7.33 years, thus making the portfolio slightly more sensitive to interest rate movements. This duration extension reflected the belief that interest rates may have somewhat further to fall. We made modest changes to the Fund's credit profile during the last 12 months. We increased our holdings in AAA-rated securities -- the highest-quality and safest municipal bonds available -- to 4% amid the period's significant market volatility. Meanwhile, we decreased our exposure to BBB-rated securities to 6% during the period, while we decreased our position in non-rated bonds by 1%. The Fund's dividend payments during the last 12 months were entirely exempt from state and federal taxes.*

Delaware Minnesota Insured Fund

For the 12-month fiscal period ended August 31, 2001, Delaware Minnesota Insured Fund returned +9.14% (Class A shares at net asset value with dividends and distributions reinvested), outperforming its peer group, the Lipper Minnesota Municipal Debt Funds Average, which returned +8.84% during the same period.

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Delaware Tax-Free Minnesota Intermediate Fund
Portfolio Characteristics
August 31, 2001
----------------------------------------------------
Current 30-Day SEC Yield*                      3.91%
----------------------------------------------------
Average Effective Duration**              5.60 years
----------------------------------------------------
Average Effective Maturity***             6.84 years
----------------------------------------------------
Average Credit Quality                           BBB
----------------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.17%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

This outperformance could partly be attributed to the fact that the Fund is invested entirely in insured municipal bonds, which are often highly sought after in a volatile market environment. This demand was accentuated by the 9 percent statewide decline in municipal bond supply for the first eight months of 2001 compared to the previous year.

In the falling interest rate environment, the Fund's duration was extended from
4.80 years to 5.46 years, indicating increased sensitivity to movements in interest rates and a belief that interest rates may have somewhat further to fall in the future. The Fund's dividend payments during the last 12 months were entirely exempt from state and federal taxes.*

Delaware Tax-Free Minnesota Intermediate Fund

Delaware Tax-Free Minnesota Intermediate Fund returned +7.50% (Class A shares at net asset value with dividends and distributions reinvested) during the 12-month fiscal period ended August 31, 2001. This result trailed that of the Lipper Other States Intermediate Municipal Debt Funds Average, which returned +7.95% during the same time period.

We attribute the Fund's underperformance relative to its peer group to a shorter-than-average duration. Nevertheless, the Fund's duration was increased during the reporting period from 4.17 to 5.60 years, indicating increased sensitivity to movements in interest rates and a belief that interest rates may have somewhat further to fall in the future.

During the reporting period, we decreased the Fund's holdings in bonds rated AAA -- Standard & Poor's highest credit rating -- by 4%. Meanwhile, we increased the portfolio's weighting in AA-rated bonds by 4%, in BB-rated bonds by 8%, and we decreased our holdings in BBB-rated bonds by 8%. Throughout the past 12 months, the Fund's income payments were entirely exempt from state and federal taxes.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Delaware Minnesota High-Yield
Municipal Bond Fund
Portfolio Characteristics
August 31, 2001
----------------------------------------------------
Current 30-Day SEC Yield*                      5.65%
----------------------------------------------------
Average Effective Duration**              9.52 years
----------------------------------------------------
Average Effective Maturity***            18.55 years
----------------------------------------------------
Average Credit Quality                             C
----------------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and C shares was 5.11%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.


Delaware Minnesota High-Yield Municipal Bond Fund

Delaware Minnesota High-Yield Municipal Bond Fund returned +8.84% (Class A shares at net asset value with dividends and distributions reinvested) for the 12-month fiscal period ended August 31, 2001. This result compared favorably to the national Lipper High-Yield Municipal Debt Funds Average, which posted a +7.75% return during the same period.

We attribute this strong performance relative to the Fund's peer group to several factors. First, municipal bond issuance in Minnesota for the first eight months of the year was 9% below that of the previous year. With demand for tax-free municipals strong and supply relatively short, bond prices tended to rise. Also, overall market conditions helped to spur outperformance of lower-rated municipal bonds. With spreads between insured and lower-rated paper at high levels, the Fund was positioned to benefit as investors sought to add higher-yielding bonds to their portfolios.

The Fund's duration fell from 10.20 years to 9.52 years during the reporting period, serving to moderate the Fund's volatility in a falling interest-rate environment. We decreased the portion of the Fund's assets invested in bonds rated A by Standard & Poor's by 4% during the last 12 months, while we decreased BBB-rated bonds by 3% and we increased non-rated credits by 6%. All of the income during the last 12 months was exempt from state and federal taxes.*

Outlook

We think that the economic slowdown may be nearing an end. We expect the economy to recover modestly in the not-too-distant future, thanks to aggressive interest rate cuts from the Federal Reserve as well as the fiscal stimulus provided by federal tax rebates. We also anticipate that inflation, which has been benign for some time, will remain contained. In our opinion, these factors point to a neutral market. In such an environment, we would look to manage some of the Funds by implementing a "barbell" structure to the portfolios. This means we would look to concentrate Fund assets at both ends of the yield curve, looking to overweight shorter bonds to add stability to the portfolio, while also investing substantially in longer bonds to pick up some additional yield.

In our opinion, the environment will remain compelling for municipal bond investing, particularly for investors seeking additional diversification from volatile stock investments as well as the potential for tax-free income.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

TAX BILL UPDATE
---------------

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.

Calendar Year     Former 28% rate    Former 31% rate    Former 36% rate    Former 39.6% rate
--------------------------------------------------------------------------------------------
2001                   27.5%              30.5%              35.5%              39.1%
--------------------------------------------------------------------------------------------
2002-2003              27.0%              30.0%              35.0%              38.6%
--------------------------------------------------------------------------------------------
2004-2005              26.0%              29.0%              34.0%              37.6%
--------------------------------------------------------------------------------------------
2006 and later         25.0%              28.0%              33.0%              35.0%
--------------------------------------------------------------------------------------------

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situation, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.

30-year AAA-rated Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2001


(chart omitted)

                         Income Tax             Tax Equivalent
                           Bracket                   Yield
                         -----------            ---------------
                            15%                       6.01%
                            27.5%                     7.05%
                            30.5%                     7.35%
                            35.5%                     7.92%
                            39.1%                     8.39%


As of August 31, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 5.11% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*

*Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware
 Investments.

NEW AT DELAWARE
---------------


TAX PREPARATION MADE EASY...


Delaware Investments Offers Shareholders Intuit's Instant Data Entry Feature
Tax season is just around the corner. If you use Quicken(R) TurboTax(R) to prepare your taxes this year, you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps taxpayers complete their tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments, and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives shareholders access to their account information and allows them to perform account transactions in a secure environment.

For more information or to register for Account Access, contact our Shareholder Service Center at 800 523-1918. Shareholder representatives are available to assist you from 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday. You can also register for Delaware's online Account Access by visiting our web site at www.delawareinvestments.com.

Start planning now for the upcoming tax season!

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$385.00 million

Number of Holdings
136

Fund Start Date
February 29, 1984

Your Fund Managers
Patrick P. Coyne received a bachelor's degree from Harvard University and a MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Mitchell L. Conery received a bachelor's degree from Boston University and a MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomas McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Nasdaq Symbols
Class A      DEFFX
Class B      DMOBX
Class C      DMOCX

DELAWARE TAX-FREE MINNESOTA FUND PERFORMANCE
--------------------------------------------

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

                          Delaware Tax-Free       Lehman Brothers
                          Minnesota Fund --          Municipal
                           Class A Shares           Bond Index
                         ------------------       ---------------
August 1991                   $ 9,626                 $10,000
August 1992                   $10,641                 $11,092
August 1993                   $11,884                 $12,473
August 1994                   $11,842                 $12,490
August 1995                   $12,667                 $13,598
August 1996                   $13,364                 $14,310
August 1997                   $14,598                 $15,632
August 1998                   $15,877                 $16,985
August 1999                   $15,707                 $17,078
August 2000                   $16,396                 $18,227
August 2001                   $17,876                 $20,088

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001         Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
   Excluding Sales Charge        +8.11%      +6.39%       +5.99%       +9.02%
   Including Sales Charge        +7.87%      +5.99%       +5.19%       +4.95%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
   Excluding Sales Charge        +5.45%                   +5.24%       +8.29%
   Including Sales Charge        +5.45%                   +4.91%       +4.29%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge        +5.27%                   +5.23%       +8.20%
   Including Sales Charge        +5.27%                   +5.23%       +7.20%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from Minnesota state personal income tax, as is consistent with preservation of capital.

Total Fund Net Assets
$259.71 million

Number of Holdings
98

Fund Start Date
May 1, 1987

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols
Class A      MNINX
Class B      DVMBX
Class C      DVMCX

DELAWARE MINNESOTA INSURED FUND PERFORMANCE
-------------------------------------------

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

                         Delaware Minnesota       Lehman Brothers
                           Insured Fund --       Insured Municipal
                           Class A Shares           Bond Index
                         ------------------       ---------------
August 1991                   $ 9,626                 $10,000
August 1992                   $10,730                 $11,153
August 1993                   $12,276                 $12,620
August 1994                   $12,175                 $12,558
August 1995                   $13,079                 $13,703
August 1996                   $13,776                 $14,446
August 1997                   $14,916                 $15,805
August 1998                   $16,130                 $17,260
August 1999                   $16,101                 $17,209
August 2000                   $16,848                 $18,486
August 2001                   $18,389                 $20,471

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001        Lifetime    10 Years    Five Years    One Year
-----------------------------------------------------------------------------
Class A (Est. 5/1/87)
   Excluding Sales Charge       +6.91%      +6.53%       +5.94%       +9.14%
   Including Sales Charge       +6.63%      +6.13%       +5.13%       +5.03%
-----------------------------------------------------------------------------
Class B (Est. 3/7/95)
   Excluding Sales Charge       +5.41%                   +5.16%       +8.34%
   Including Sales Charge       +5.41%                   +4.83%       +4.34%
-----------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge       +5.20%                   +5.18%       +8.42%
   Including Sales Charge       +5.20%                   +5.18%       +7.42%
-----------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state personal income tax by maintaining a weighted average portfolio maturity of 10 years or less.

Total Fund Net Assets
$54.59 million

Number of Holdings
48

Fund Start Date
October 27, 1985

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols
Class A      DXCCX
Class B      DVSBX
Class C      DVSCX

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

                         Delaware Tax-Free
                             Minnesota            Lehman Brothers
                        Intermediate Fund --    Five-Year Municipal
                           Class A Shares           Bond Index
                         ------------------     -------------------
August 1991                   $ 9,722                 $10,000
August 1992                   $10,548                 $11,019
August 1993                   $11,337                 $12,012
August 1994                   $11,520                 $12,231
August 1995                   $12,329                 $13,198
August 1996                   $12,751                 $13,686
August 1997                   $13,563                 $14,591
August 1998                   $14,417                 $15,557
August 1999                   $14,396                 $15,905
August 2000                   $14,794                 $16,760
August 2001                   $15,905                 $18,289

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index that tracks municipal bonds which have an approximate maturity of five years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001        Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
   Excluding Sales Charge       +5.62%      +5.03%       +4.46%       +7.50%
   Including Sales Charge       +5.43%      +4.73%       +3.88%       +4.58%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
   Excluding Sales Charge       +3.64%                   +3.64%       +6.59%
   Including Sales Charge       +3.64%                   +3.64%       +4.59%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
   Excluding Sales Charge       +3.88%                   +3.62%       +6.59%
   Including Sales Charge       +3.88%                   +3.62%       +5.59%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

Total Fund Net Assets
$54.35 million

Number of Holdings
60

Fund Start Date
June 4, 1996

Your Fund Managers
Patrick P. Coyne
Mitchell L. Conery

Nasdaq Symbols
Class A      DVMHX
Class B      DVMYX
Class C      DVMMX

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL
BOND FUND PERFORMANCE
---------------------

Growth of a $10,000 Investment
June 4, 1996 (Fund inception) through August 31, 2001

                         Delaware Minnesota
                            High-Yield            Lehman Brothers
                       Municipal Bond Fund --       Municipal
                           Class A Shares           Bond Index
                      -----------------------     ---------------
June 1996                     $ 9,625                 $10,000
August 1996                   $ 9,730                 $10,088
August 1997                   $10,754                 $11,021
August 1998                   $11,876                 $11,974
August 1999                   $11,844                 $12,039
August 2000                   $11,882                 $12,849
August 2001                   $12,933                 $14,161

Chart assumes $10,000 invested on June 4, 1996 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at closest month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001        Lifetime     Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
   Excluding Sales Charge        +5.82%       +5.85%        +8.84%
   Including Sales Charge        +5.05%       +5.04%        +4.72%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
   Excluding Sales Charge        +5.49%       +5.05%        +8.09%
   Including Sales Charge        +5.33%       +4.72%        +4.09%
--------------------------------------------------------------------------------
Class C (Est. 6/12/96)
   Excluding Sales Charge        +5.06%       +5.07%        +8.09%
   Including Sales Charge        +5.06%       +5.07%        +7.09%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements of Net Assets

DELAWARE TAX-FREE MINNESOTA FUND

                                                       Principal     Market
August 31, 2001                                          Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds - 96.64%
   Airport Revenue Bonds - 0.69%
   Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.25% 1/1/32 (FGIC) .....................  $2,600,000  $2,654,626
                                                                    ----------
                                                                     2,654,626
                                                                    ----------
   Continuing Care/Retirement Revenue Bonds - 1.82%
   Bloomington Housing & Redevelopment
    Authority (Senior Summerhouse
    Bloomington Project, Presbyterian Homes
    Housing & Assisted Living, Inc.)
    6.125% 5/1/35 ....................................   3,420,000   2,855,939
   Eden Prairie Health Care Facilities Revenue
    (Castle Ridge Care Center)
    5.70% 7/1/28 .....................................   1,740,000   1,393,549
   Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29 .....................................   1,195,000     962,453
   New Hope Housing & Health
    Care Facilities Revenue
    (Masonic Home North
    Ridge Care Facility) 5.875% 3/1/29 ...............   2,000,000   1,784,780
                                                                    ----------
                                                                     6,996,721
                                                                    ----------

   General Obligation Bonds - 15.32%
   Bloomington Independent School
    District #271 Series B 5.00% 2/1/17 ..............   5,300,000   5,451,951
   Dakota County Capital Improvement
    Series A 4.75% 2/1/26 ............................   6,390,000   6,276,449
***Farmington Independent School
    District #192 Capital
    Appreciation Series B
    5.34% 2/1/21 (FSA) ...............................   2,000,000     729,000
    5.424% 2/1/20 (FSA) ..............................   2,650,000   1,022,927
   Hennepin County Series A
    4.50% 12/1/20 ....................................   1,000,000     958,270
   Hennepin County Solid Waste
    5.75% 10/1/10 ....................................   4,990,000   5,239,949
***Lakeville Independent School
    District #194 Series B
    5.45% 2/1/19 (FSA) ...............................    8,000,000   3,194,720
***Mahtomedi Independent School
    District #832 Series B
    5.90% 2/1/14 (MBIA) ..............................   1,540,000     870,239
   Minneapolis Sales Tax 6.30% 10/1/08 ...............   1,750,000   1,822,205
   Minneapolis Tax Increment Series E
    5.00% 3/1/13 .....................................   6,265,000   6,582,572
   Minnesota State 5.00% 11/1/20 (FSA) ...............   8,175,000   8,321,904
 **Minnesota State, Inverse Floaters ROLS
    6.38% 11/1/16 ....................................   2,420,000   2,560,747
    6.38% 11/1/17 ....................................   1,135,000   1,191,012
    6.38% 11/1/18 ....................................   1,145,000   1,191,441

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds (continued)
   Rochester Tax Increment
    6.50% 12/1/04 ..................................... $1,000,000 $ 1,009,710
 **Rockford Independent School
    District #883, Inverse Floater ROLS
    Series II-R-30-A 7.41% 2/1/23 (FSA) ...............  3,510,000   3,949,312
***Rosemount Independent School
    District #196
    5.961% 4/1/12 (FSA) ...............................  1,850,000   1,163,780
    6.008% 4/1/13 (FSA) ...............................  1,915,000   1,137,989
***Rosemount Independent School
    District #196 Series B
    5.931% 4/1/11 (FSA) ...............................  2,600,000   1,727,804
***Sartell Independent School District #748
    5.976% 2/1/13 (MBIA) ..............................    540,000     320,755
    6.10% 2/1/15 (MBIA) ...............................  1,075,000     570,008
    6.15% 2/1/16 (MBIA) ...............................  1,750,000     876,383
    6.15% 2/1/17 (MBIA) ...............................  1,600,000     754,592
   St. Paul Tax Increment (Block 39 Project)
    Series A 4.75% 2/1/25 .............................  2,100,000   2,043,489
                                                                    ----------
                                                                    58,967,208
                                                                    ----------
   Higher Education Revenue Bonds - 4.22%
   Minnesota State Higher Education
    Facilities Authority Revenue
    (Augsburg College) Series 4-F1
    6.25% 5/1/23 ......................................  1,000,000   1,054,690
    (Hamline University) Series 4-I
    6.00% 10/1/12 .....................................  1,250,000   1,331,088
    (Hamline University) Series 4-I
    6.00% 10/1/16 .....................................  1,790,000   1,864,088
    (St. Benedict College) Series 4-G
    6.20% 3/1/16 ......................................  1,000,000   1,051,480
    (St. Thomas University) Series 3-R2
    5.60% 9/1/14 ......................................  1,100,000   1,135,332
   University of Minnesota Series A
    5.50% 7/1/21 ......................................  1,000,000   1,098,990
 **University of Minnesota, Inverse Floater
    ROLS Series II-R-29
    7.19% 7/1/21 ......................................  5,250,000   6,289,448
    7.63% 7/1/18 ......................................  1,920,000   2,440,550
                                                                    ----------
                                                                    16,265,666
                                                                    ----------
   Hospital Revenue Bonds - 17.72%
   Bemidji Hospital Facilities Revenue
    (North County Health Services)
    6.05% 9/1/16 ......................................    600,000     613,758
    6.05% 9/1/24 ......................................  1,825,000   1,845,550

                                                        Principal      Market
Delaware Tax-Free Minnesota Fund                         Amount        Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Hospital Revenue Bonds (continued)
   Brainerd Benedictine Health Care Facilities
    Revenue (St. Joseph's Hospital)
    6.00% 2/15/12 (Connie Lee) .......................  $2,250,000 $ 2,390,828
   Duluth Economic Development Authority
    (St. Luke's Hospital) 6.40% 5/1/18
    (Connie Lee) ......................................  3,295,000   3,433,093
    (St. Mary's Hospital) 6.00% 2/15/20
    (Connie Lee) ......................................  9,450,000   9,940,455
   Marshall Medical Center Gross Revenue
    (Weiner Memorial Medical Center
    Project) 6.00% 11/1/28 ............................  1,000,000     893,460
   Minneapolis Hospital Revenue (Fairview
    Hospital & Healthcare Service)
    Series B 6.50% 1/1/11 (MBIA) ......................  3,000,000   3,097,350
   Robbinsdale Hospital Revenue
    (North Memorial Medical Center)
    Series B 5.50% 5/15/23 (AMBAC) .................... 10,725,000  10,934,352
 **Rochester Health Care Facilities Revenue
    (Mayo Clinic), Inverse Floater ROLS
    Series H 9.334% 11/15/15 ..........................  3,500,000   3,788,750
    Series II-R-28-A 7.19% 11/15/27 ...................  2,100,000   2,260,860
    Series II-R-28-B 7.19% 11/15/27 ...................  8,375,000   9,016,525
   St. Louis Park Commercial Development
    Revenue (G & N, L P Project Methodist
    Hospital Guaranteed) 7.25% 6/1/13 .................  1,120,000   1,124,962
   St. Louis Park Health Care Facilities
    Revenue (Healthsystem Obligated)
    Series A 5.20% 7/1/23 (AMBAC) ..................... 10,220,000  10,277,436
   St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (Health East Project) Series A
    5.70% 11/1/15 .....................................  1,300,000   1,009,528
    6.625% 11/1/17 ....................................  8,180,000   6,952,018
   Washington County Housing &
    Redevelopment Authority (Health
    East Project) 5.50% 11/15/27 ......................  1,000,000     670,780
                                                                    ----------
                                                                    68,249,705
                                                                    ----------
   Housing Revenue Bonds - 17.17%
   Austin Housing & Redevelopment
    Authority Governmental Housing Gross
    Revenue (Courtyard Residence Project)
    Series A 7.25% 1/1/26 .............................    500,000     514,200
   Brooklyn Center Multifamily Housing
    Revenue (Ponds Family Housing
    Project-Section 8) 5.90% 1/1/20 ...................  2,250,000   2,282,355
   Burnsville Multifamily Revenue
    (Bridgeway Apartments Project)
    7.625% 2/1/24 .....................................  3,370,000   3,434,502

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Carver County Housing & Redevelopment
    Authority Multifamily Revenue
    (Lake Grace Apartments Project) Series A
    6.00% 7/1/28 .....................................  $1,435,000  $1,468,134
   Dakota County Housing & Redevelopment
    Authority Multifamily Revenue
    (Affordable Housing View Point
    Project) 6.125% 11/1/17 ..........................   2,475,000   2,363,675
   Eden Prairie Multifamily
    (Tanager Creek Apartments) Series A
    8.05% 6/20/31 (GNMA) .............................   7,605,000   8,492,579
    (Windslope Apartments Project)
    7.10% 11/1/17 ....................................   1,585,000   1,620,282
   Hopkins Multifamily Revenue (Hopkins
    Renaissance Project-Section 8)
    6.375% 4/1/20 ....................................   1,000,000   1,050,440
   Little Canada Multifamily Housing
    Revenue (Housing Alternatives
    Development Co. Project) Series A
    6.10% 12/1/17 ....................................   1,545,000   1,498,418
    6.25% 12/1/27 ....................................   2,900,000   2,688,967
   Minneapolis Housing Facilities Revenue
    (Augustana Chapel View Project)
    7.00% 4/1/18 .....................................   1,000,000     970,400
   Minneapolis Multifamily Revenue
    (Seward Towers Project)
    7.375% 12/20/30 (GNMA) ...........................   4,000,000   4,064,040
    (Trinity Apartments-Section 8) Series A
    6.75% 5/1/21 .....................................   2,035,000   2,061,618
   Minnesota State Housing Finance
    Agency (Section 8)
    Series A 6.95% 2/1/14 ............................   1,500,000   1,569,690
    Series A 6.95% 8/1/17 ............................     745,000     770,188
    Series B 6.25% 8/1/22 ............................     895,000     895,671
   Minnetonka Housing Facilities Revenue
    (Beacon Hill Housing Project, Presbyterian
    Homes & Services) 7.70% 6/1/25 ...................   2,000,000   2,032,080
   Oakdale Revenue (Oak Meadows Project,
    Family Resources Development, Inc.)
    7.00% 4/1/27 .....................................   6,800,000   6,638,364
   Park Rapids Multifamily Revenue
    (The Court Apartments Project-Section 8)
    6.30% 2/1/20 .....................................   3,120,000   3,027,305
   Rochester Multifamily Revenue
    (Wedum Shorewood Campus)
    6.60% 6/1/36 .....................................   1,875,000   1,722,975

                                                      Principal      Market
Delaware Tax-Free Minnesota Fund                        Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   St. Louis Park Multifamily
    (Community Housing & Service)
    6.25% 12/1/28 (FHA) ............................  $  3,855,000 $ 4,014,057
    (Westwind Apartments Project)
    5.75% 1/1/29 (GNMA) ............................     3,865,000   3,934,222
   St. Louis Park Residential Mortgage
    Revenue Single Family Mortgage
    7.25% 4/20/23 (GNMA) ...........................       752,000     767,747
   St. Paul Housing & Redevelopment
    Authority Multifamily Housing Revenue
    (900 Como Lake Project) Series B
    7.50% 3/1/26 (FHA) .............................     1,000,000     999,870
   St. Paul Housing & Redevelopment
    Authority Single Family Mortgage
    Revenue Series C
    6.90% 12/1/21 (FNMA) ...........................       960,000     981,811
   St. Paul Housing & Redevelopment
    Single Family Mortgage
    6.90% 12/1/11 (FNMA) ...........................        22,000      22,115
   Stillwater Multifamily Housing
    (Stillwater Cottages) 7.00% 11/1/27 ............     1,000,000     970,730
   Wadena Housing & Redevelopment
    Agency (Humphrey Manor East Project)
    6.00% 2/1/19 ...................................     2,130,000   2,155,006
   Washington County Housing &
    Redevelopment Authority Revenue
    (Briar Pond) Series C
    7.25% 8/20/34 (GNMA) ...........................     1,005,000   1,002,337
   Wells Housing & Redevelopment
    Agency (Broadway Apartments
    Project-Section 8) 7.00% 1/1/19 ................       980,000   1,024,002
   Willmar Housing & Redevelopment
    Authority Multifamily Revenue
    (Highland Apartments-Section 8)
    5.85% 6/1/19 ...................................     1,050,000   1,060,490
                                                                    ----------
                                                                    66,098,270
                                                                    ----------
   Industrial Development Revenue Bonds - 6.29%
   Cloquet Pollution Control Revenue
    (Potlatch Corp. Projects)
    5.90% 10/1/26 ..................................    11,250,000  10,524,825
   International Falls Pollution Control
    Revenue (Boise Cascade Corp. Project)
    5.65% 12/1/22 ..................................     1,500,000   1,384,845
   Richfield Commercial Development
    Revenue (Richfield Shoppes Project)
    8.375% 10/1/13 .................................     2,200,000   2,323,640

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds (continued)
   Seaway Port Authority Duluth Industrial
    Development Dock & Wharf Revenues
    (Cargil, Inc. Project) Series E
    6.125% 11/1/14 .................................  $  4,500,000 $ 4,912,380
   St. Cloud Commercial Development
    Revenue (Northwest Center
    Associates Project) 7.50% 8/1/12 ...............     3,753,971   3,790,460
   St. Paul Port Authority Commercial
    Development General Revenue
    (Fort Road Medical/Irvine Park)
    Series 1 7.50% 9/1/02 (Asset Gty) ..............     1,270,000   1,274,648
                                                                    ----------
                                                                    24,210,798
                                                                    ----------
   Leases/Certificates of Participation - 0.62%
   Beltrami County Housing &
    Redevelopment Authority Revenue
    6.20% 2/1/14 ...................................     1,010,000   1,052,117
   West St. Paul Minnesota Lease
    (K-Mart Corp. Project)
    7.00% 11/1/07 ..................................     1,256,358   1,325,684
                                                                     ---------
                                                                     2,377,801
                                                                     ---------
   Other Revenue Bonds - 1.66%
   Minneapolis Community Development
    Agency Supported Revenue Limited
    Tax (Common Bond Fund)
    Series 2A 7.125% 12/1/05 .......................       510,000     543,930
    (Opportunity Workshop, Inc. Project)
    Series 91-4 7.95% 12/1/11 ......................       855,000     881,043
    Series 91-5A 7.40% 12/1/21 .....................       795,000     816,234
***Minneapolis Community Development
    Agency Tax Increment Revenue
    6.67% 9/1/09 (MBIA) ............................     5,750,000   4,142,818
                                                                     ---------
                                                                     6,384,025
                                                                     ---------
   Power Authority Revenue Bonds - 15.61%
   Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Co. Project)
    6.00% 7/1/22 ...................................    17,000,000  17,471,069
    6.00% 7/1/22 (MBIA) ............................       750,000     780,143
   Northern Minnesota Municipal Power
    Agency Electric System Revenue
 ***Series A 5.85% 1/1/09 (AMBAC) ..................     3,815,000   2,816,691
    Series B 4.75% 1/1/20 (AMBAC) ..................     4,500,000   4,426,695
    Series B 5.50% 1/1/18 (AMBAC) ..................     9,200,000   9,459,715
   Rochester Electric Utility Revenue
    5.25% 12/1/30 ..................................     4,915,000   5,010,203

                                                         Principal      Market
Delaware Tax-Free Minnesota Fund                           Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Power Authority Revenue Bonds (continued)
   Shakopee Public Utilities Commission
    Public Utilities Revenue
    5.125% 2/1/26 (MBIA) ...........................  $  1,000,000 $ 1,010,520
   Southern Minnesota Municipal Power
    Agency Supply System Revenue Series A
    4.75% 1/1/16 (MBIA) ............................     3,550,000   3,552,734
 ***5.663% 1/1/19 (MBIA) ...........................     8,210,000   3,488,019
    5.75% 1/1/18 (MBIA) ............................     7,770,000   8,038,686
 ***6.136% 1/1/21 (MBIA) ...........................     5,000,000   1,888,550
    Series B 5.50% 1/1/15 (AMBAC) ..................     1,560,000   1,611,433
   Western Minnesota Municipal Power
    Agency 6.125% 1/1/16 ...........................       525,000     525,599
                                                                    ----------
                                                                    60,080,057
                                                                    ----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 9.04%
   Andover Commercial Development
    Revenue (Downtown Center Project)
    Series A 7.00% 12/1/12-03 ......................     1,000,000   1,108,650
   Bloomington Tax Increment
    9.75% 2/1/08-05 ................................       500,000     605,900
   Faribault Independent School
    District #656 (School District
    Credit Enhanced) 6.10% 6/1/10-04 ...............     1,000,000   1,080,780
   Kenyon Wanamingo Independent
    School District #2172
    6.00% 2/1/18-05 (MBIA) .........................     2,350,000   2,559,291
   Maplewood Independent School
    District #622 Series A
    7.10% 2/1/25-05 (FSA) ..........................    10,000,000  11,273,500
   Minneapolis Health Care Facility
    Revenue (Baptist Residence Project)
    8.70% 11/1/09-01 ...............................     2,320,000   2,388,324
   Minneapolis/St. Paul Housing &
    Redevelopment Authority Health Care
    System (Health One Obligated Group)
    Series A 7.40% 8/15/11-02 (MBIA) ...............     1,360,000   1,401,602
   Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series A 6.25% 3/1/16-05 .......................     4,400,000   4,857,160
   Plainview Independent School District #810
    6.70% 2/1/06-03 ................................       385,000     406,776
    6.75% 2/1/07-03 ................................       420,000     444,045
    6.75% 2/1/08-03 ................................       445,000     470,476
   Puerto Rico Commonwealth Infrastructure
    Financing Authority Special
    Series A 5.375% 10/1/24
    (Escrowed to Maturity) .........................     2,600,000   2,762,084

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Red Wing Housing & Redevelopment
    Authority Housing Revenue
    (Jordan Tower II Project)
    7.00% 1/1/19-02 ..................................  $1,500,000 $ 1,551,060
   Southern Minnesota Municipal Power
    Agency Supply System Revenue
    Series A 5.75% 1/1/18
    (Escrowed to Maturity) (MBIA) ....................   1,000,000   1,058,060
    Series B 5.50% 1/1/15
    (Escrowed to Maturity) (AMBAC) ...................     990,000   1,044,282
   University of Minnesota Series A
    6.00% 2/1/11 (Escrowed to Maturity) ..............   1,500,000   1,511,685
   Western Minnesota Municipal
    Power Agency 9.75% 1/1/16
    (Escrowed to Maturity) (MBIA) ....................     185,000     286,110
                                                                    ----------
                                                                    34,809,785
                                                                    ----------
   Territorial General Obligation Bonds - 0.35%
   Puerto Rico Commonwealth Public
    Improvement 5.25% 7/1/18 .........................   1,250,000   1,352,813
                                                                     ---------
                                                                     1,352,813
                                                                     ---------
   Territorial Revenue Bonds - 3.69%
   Guam Power Authority Revenue Series A
    5.125% 10/1/29 ...................................   1,000,000     988,210
   Puerto Rico Aqueduct & Sewer Authority
    5.00% 7/1/19 .....................................   2,000,000   2,031,680
   Puerto Rico Electric Power Authority
    5.25% 7/1/21 .....................................   1,600,000   1,626,224
    Series EE 4.75% 7/1/24 ...........................   3,700,000   3,606,612
    Series X 5.50% 7/1/25 ............................   2,930,000   3,003,397
 **Puerto Rico Electric Power Authority
    Power Revenue Inverse Floater ROLS
    5.67% 7/1/19 .....................................   3,050,000   2,939,560
                                                                    ----------
                                                                    14,195,683
                                                                    ----------
   Water & Sewer Revenue Bonds - 2.44%
 **Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    Series II-R-31 2.95% 3/1/14 ......................   5,000,000   5,398,750
    Series II-TR-1 2.29% 3/1/16 ......................   2,000,000   2,008,800
   Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series B 4.75% 3/1/19 ............................   2,000,000   2,003,120
                                                                     ---------
                                                                     9,410,670
                                                                     ---------
   Total Municipal Bonds
    (cost $350,437,503) ..............................             372,053,828
                                                                   -----------
16

                                                       Number of        Market
Delaware Tax-Free Minnesota Fund                        Shares          Value
--------------------------------------------------------------------------------
   Short-Term Investments - 2.18%
   Federated Minnesota Municipal
    Cash Trust ........................................  8,411,779  $  8,411,779
                                                                    ------------
   Total Short-Term Investments
    (cost $8,411,779) .................................                8,411,779
                                                                    ------------
   Total Market Value of Securities - 98.82%
    (cost $358,849,282) ...............................              380,465,607

   Receivables and Other Assets
    Net of Liabilities - 1.18% ........................                4,536,180
                                                                    ------------
   Net Assets Applicable to 30,622,705
    Shares Outstanding - 100.00% ......................             $385,001,787
                                                                    ============
   Net Asset Value - Delaware Tax-Free
    Minnesota Fund Class A
    ($363,032,887 / 28,876,765 Shares) ................                   $12.57
                                                                    ------------
   Net Asset Value - Delaware Tax-Free
    Minnesota Fund Class B
    ($15,927,008 / 1,266,158 Shares) ..................                   $12.58
                                                                    ------------
   Net Asset Value - Delaware Tax-Free
    Minnesota Fund Class C
    ($6,041,892 / 479,782 Shares) .....................                   $12.59
                                                                    ------------


--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) ...................            $363,893,377
Accumulated net realized loss
 on investments .......................................                (507,915)
Net unrealized appreciation of investments ............              21,616,325
                                                                   ------------
Total net assets ......................................            $385,001,787
                                                                   ============
---------------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
 **An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.
***Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
Delaware Tax-Free Minnesota Fund
Net asset value Class A (A) ...................................          $12.57
Sales charge (3.75% of offering price, or
 3.90% of amount invested per share) (B) ......................            0.49
                                                                         ------
Offering price ................................................          $13.06
                                                                         ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MINNESOTA INSURED FUND
                                                        Principal     Market
August 31, 2001                                           Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds - 95.53%
   General Obligation Bonds - 20.87%
   Anoka County Series C
    5.90% 2/1/11 (FGIC) ............................... $8,045,000 $ 8,148,861
   Becker Tax Increment Series D
    6.25% 8/1/15 (AMT) (MBIA) .........................  6,300,000   6,452,082
   Big Lake Independent School
    District #727 Series A
    5.00% 2/1/17 (FSA) ................................  1,040,000   1,066,166
    5.00% 2/1/20 (FSA) ................................  1,685,000   1,703,973
   Chaska Independent School District #112
    (School District Credit Enhancement
    Program) Series A
    4.75% 2/1/21 (MBIA) ...............................  1,780,000   1,748,263
***Farmington Independent School District
    #192 Capital Appreciation Series B
    5.912% 2/1/21 (FSA) ...............................    500,000     182,250
   Hennepin County Series A
    4.50% 12/1/21 .....................................  1,000,000     952,010
   Hennepin County Solid Waste
    5.75% 10/1/10 (MBIA) ..............................  1,800,000   1,890,162
   Minnesota State 5.00% 11/1/20 (FSA) ................  5,500,000   5,598,835
   Mounds View Independent School
    District #621 5.375% 2/1/24 (FGIC) ................  6,170,000   6,428,893
 **Rockford Independent School
    District #883, Inverse Floater ROLS
    Series II-R-30-B 7.36% 2/1/21 (FSA) ...............  1,605,000   1,809,060
***Rosemount Independent
    School District #196
    5.80% 4/1/09 (FSA) ................................  1,860,000   1,365,221
    5.85% 4/1/10 (FSA) ................................  2,240,000   1,567,866
***Sauk Rapids Independent School
    District #047 Series B
    5.983% 2/1/15 (FSA) ...............................  2,700,000   1,357,857
    6.083% 2/1/17 (FSA) ...............................  2,245,000     985,375
 **South Washington County Independent
    School District #833, Inverse
    Floater ROLS
    Series II-R-34-A 7.36% 2/1/20 (MBIA) ..............  3,440,000   3,902,026
    Series II-R-34-B 7.36% 2/1/21 (MBIA) ..............  3,645,000   4,108,425
   Stillwater Independent School
    District #834 5.50% 2/1/10 (FGIC) .................  2,995,000   3,027,406
   Western Lake Superior Sanitation
    District Series A
    6.00% 10/1/08 (AMT) (MBIA) .........................   400,000     434,872
    6.10% 10/1/09 (AMT) (MBIA) .........................   425,000     463,786
    6.20% 10/1/10 (AMT) (MBIA) .........................   450,000     492,899
    6.20% 10/1/11 (AMT) (MBIA) .........................   475,000     520,282
                                                                   -----------
                                                                    54,206,570
                                                                   -----------

                                                      Principal      Market
                                                        Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Hospital Revenue Bonds - 13.94%
   Brainerd Health Care Facilities Revenue
    Series E (St. Joseph's Hospital)
    6.00% 2/15/12 (Connie Lee) ........................ $1,500,000 $ 1,593,885
    6.00% 2/15/20 (Connie Lee) ........................  2,000,000   2,103,800
   Duluth Economic Development Authority
    Health Care Facilities Revenue
    Benedictine Health System
    (St. Mary's Hospital) Series C
    6.00% 2/15/20 (Connie Lee) ........................  1,300,000   1,367,470
   Duluth Economic Development Authority
    Hospital Facilities Revenue
    (St. Luke's Hospital) Series B
    6.40% 5/1/10 (Connie Lee) .........................  3,335,000   3,482,474
    6.40% 5/1/18 (Connie Lee) .........................    500,000     520,955
   Minneapolis Health Care Facility Revenue
    (Fairview Hospital & Healthcare Service)
    Series A 5.25% 11/15/19 ...........................  2,750,000   2,787,538
   Minneapolis Hospital Revenue (Fairview
    Hospital & Healthcare Service)
    Series B 6.50% 1/1/11 (MBIA) ......................  3,000,000   3,097,350
   Minneapolis/St. Paul Housing &
    Redevelopment Authority Health
    Care Systems
    (Children's Health Care) Series A
    5.50% 8/15/25 (FSA) ...............................  2,250,000   2,313,675
    (Healthspan Health System) Series A
    5.00% 11/15/13 (AMBAC) ............................  6,490,000   6,631,352
 **Minnesota Agriculture & Economic
    Development Board Revenue (Fairview
    Hospital & Healthcare Service),
    Inverse Floater ROLS Series II-R-33
    7.63% 11/15/26 (MBIA) .............................  5,125,000   5,760,346
   Robbinsdale Hospital Revenue
    (North Memorial Medical Center)
    5.50% 5/15/23 (AMBAC) .............................  5,400,000   5,505,408
   St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (St.Paul/Ramsey Medical Center Project)
    5.50% 5/15/13 (AMBAC) .............................  1,000,000   1,038,990
                                                                    ----------
                                                                    36,203,243
                                                                    ----------
   Housing Revenue Bonds - 8.55%
   Chaska Waters Edge Multifamily
    Revenue 7.30% 1/20/30 (GNMA) ......................  3,257,000   3,584,035
   Dakota County Housing & Redevelopment
    Authority Single Family Mortgage
    Revenue 5.85% 10/1/30 (AMT)
    (FNMA) (GNMA) .....................................  3,469,000   3,575,013

                                                         Principal     Market
Delaware Minnesota Insured Fund                            Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Dakota County Housing &
    Redevelopment Authority Single
    Family Mortgage Revenue
    6.70% 10/1/17 (FNMA) .............................. $2,135,000 $ 2,199,392
   Eagan Multifamily Revenue (Woodridge
    Apartments) 5.90% 8/1/20 (GNMA) ...................  1,000,000   1,042,450
   Hopkins Multifamily Revenue
    (Auburn Apartments)
    8.05% 6/20/31 (GNMA) ..............................  3,790,000   4,222,135
   Minneapolis/St. Paul Housing Finance
    Board Revenue (Trinity Apartments)
    Series A 8.125% 12/1/14 (AMT)
    (FHA) (GNMA) (VA) .................................     70,000      70,065
   Minnesota State Housing Finance Agency
    Series C-2 5.95% 2/1/15 (AMBAC) ...................  2,165,000   2,251,665
   St. Paul Housing & Redevelopment
    Authority Multifamily Housing Revenue
    (Pointe of St. Paul Project)
    6.60% 10/1/12 (FNMA) ..............................  4,000,000   4,175,240
   White Bear Lake Multifamily Revenue
    Series A (Lake Square)
    5.875% 2/1/15 (FHA) ...............................  1,055,000   1,095,354
                                                                    ----------
                                                                    22,215,349
                                                                    ----------
   Power Authority Revenue Bonds - 5.73%
   Northern Minnesota Municipal Power
    Agency Electric System
    Revenue Series B
    4.75% 1/1/20 (AMBAC) ..............................  2,100,000   2,065,791
    5.50% 1/1/18 (AMBAC) ..............................  4,200,000   4,318,566
 **Northern Minnesota Municipal Power
    Agency Minnesota Electric System
    Revenue, Inverse Floater ROLS
    Series II-R-32 6.76% 1/1/13 (FSA) .................  4,585,000   5,237,445
   Shakopee Public Utilities Commission
    Revenue 5.125% 2/1/26 (MBIA) ......................  1,850,000   1,869,462
   Southern Minnesota Municipal Power
    Agency Supply System Revenue
    4.75% 1/1/16 (MBIA) ...............................  1,400,000   1,401,078
                                                                    ----------
                                                                    14,892,342
                                                                    ----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 42.37%
   Alexandria Independent School
    District #206 Series A
    6.30% 2/1/13-03 (MBIA) ............................  1,775,000   1,861,780
   Becker Wastewater Treatment Facility
    Series A 5.95% 2/1/14-04 (MBIA) ...................    500,000     535,510
   Buffalo Independent School District #877
    6.10% 2/1/15-03 (FSA) .............................  1,030,000   1,077,514

                                                         Principal     Market
                                                           Amount      Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Carver County Housing & Redevelopment
    Authority Revenue
    (Jail Facility) Series A
    6.40% 2/1/10-02 (MBIA) ..........................  $   515,000 $    523,415
    6.40% 2/1/11-02 (MBIA) ..........................      550,000      558,987
    6.40% 2/1/12-02 (MBIA) ..........................      585,000      594,559
    6.40% 2/1/13-02 (MBIA) ..........................      625,000      635,213
    6.40% 2/1/14-02 (MBIA) ..........................      670,000      680,948
   Dakota & Washington Counties
    Housing & Redevelopment Authority
    Single Family Residential Revenue
    8.15% 9/1/16 (Escrowed to Maturity)
    (AMT) (GNMA) (MBIA) .............................      405,000      558,584
    8.375% 9/1/21 (Escrowed to Maturity)
    (AMT) (GNMA) ....................................   14,115,000   20,409,301
    8.45% 9/1/19 (Escrowed to Maturity)
    (AMT) (GNMA) ....................................    9,000,000   12,855,330
   Detroit Lakes Benedictine Health Care
    Facilities Revenue
    (St. Mary's Hospital)  Series G
    6.00% 2/15/12-03 (Connie Lee) ...................    1,630,000    1,738,330
    6.00% 2/15/19-03 (Connie Lee) ...................    1,000,000    1,066,460
   Duluth Economic Development
    Authority Health Care Facilities
    Benedictine Health System
    (St. Mary's Hospital) Series B
    6.00% 2/15/17-03 (Connie Lee) ...................   10,000,000   10,664,600
   Duluth Economic Development Authority
    Health Care Facilities Revenue
    (Duluth Clinic)
    6.30% 11/1/22-02 (AMBAC) ........................    2,690,000    2,859,766
    6.30% 11/1/22-04 (AMBAC) ........................    1,060,000    1,168,078
   Eden Prairie Independent School
    District #272
    5.65% 2/1/13-02 (FGIC) ..........................    3,200,000    3,237,216
    5.85% 2/1/13-02 (FGIC) ..........................    2,500,000    2,533,825
   Elk River Independent School District
    6.00% 2/1/09-03 (AMBAC) .........................    3,950,000    4,126,802
    6.30% 2/1/14-02 (FSA) ...........................      500,000      507,795
    6.30% 2/1/15-02 (FSA) ...........................      665,000      675,367
   Ellendale Independent School District #762
    6.00% 2/1/10-03 (AMBAC) .........................      230,000      240,458
    6.00% 2/1/11-03 (AMBAC) .........................      245,000      256,140
    6.00% 2/1/12-03 (AMBAC) .........................      265,000      277,050
    6.00% 2/1/13-03 (AMBAC) .........................      280,000      292,732
    6.00% 2/1/14-03 (AMBAC) .........................      300,000      313,641
    6.00% 2/1/15-03 (AMBAC) .........................      320,000      334,550

                                                         Principal      Market
Delaware Minnesota Insured Fund                            Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Maplewood Independent School
    District #622 Series A
    7.10% 2/1/19-05 (MBIA) ........................... $ 5,935,000 $ 6,690,822
    7.10% 2/1/25-05 (FSA) ............................  11,525,000  12,992,709
   Marshall Electric & Water Utility Revenue
    6.45% 7/1/10-03 (FSA) ............................     500,000     533,250
    6.45% 7/1/11-03 (FSA) ............................     100,000     106,650
    6.50% 7/1/12-03 (FSA) ............................     500,000     533,695
    6.50% 7/1/13-03 (FSA) ............................     500,000     533,695
   Minneapolis/St. Paul Housing &
    Redevelopment Authority Health Care
    System (Health One Obligated Group)
    Series A
    7.40% 8/15/05-02 (MBIA) ..........................     600,000     618,012
    7.40% 8/15/11-02 (MBIA) ..........................   2,370,000   2,442,498
   Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    6.50% 3/1/14-02 (MBIA) ...........................   1,500,000   1,559,835
   Moorhead Public Utilities
    6.25% 11/1/12-02 (MBIA) ..........................     735,000     765,730
   Northern Minnesota Municipal Power
    Agency Electric System Revenue
    Series A 5.90% 1/1/08-03 (AMBAC) .................     700,000     743,666
   Puerto Rico Commonwealth Infrastructure
    Financing Authority Special Series A
    5.375% 10/1/24
    (Escrowed to Maturity) ...........................   2,000,000   2,124,680
 **Richfield Independent School
    District #280, Inverse Floater ROLS
    Series C 5.34% 2/1/15-03 (FGIC) ..................   1,365,000   1,465,669
   Southern Minnesota Municipal Power
    Agency Supply System Revenue
    5.75% 1/1/18 (Escrowed to
    Maturity) (AMBAC) ................................     670,000     692,465
    5.75% 1/1/18 (Escrowed to
    Maturity) (MBIA) .................................   3,790,000   4,010,047

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Washington County Housing &
    Redevelopment Authority Jail
    Facility Revenue
    7.00% 2/1/12-02 (MBIA) ........................... $   500,000 $    509,405
   Western Minnesota Municipal
    Power Agency
    6.60% 1/1/10 (Escrowed to
    Maturity) (MBIA) .................................   2,000,000    2,297,720
    9.75% 1/1/16 (Escrowed to
    Maturity) (MBIA) .................................     530,000      819,666
                                                                    -----------
                                                                    110,024,165
                                                                    -----------
   Territorial Revenue Bonds - 4.03%
***Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue
    Series A 5.207% 7/1/18 (AMBAC) ...................   5,000,000    2,285,900
 **Puerto Rico Electric Power Authority,
    Inverse Floater ROLS 5.67% 7/1/19 ................   2,825,000    2,722,707
   Puerto Rico Electric Power
    Authority Revenue
    Series EE 4.50% 7/1/18 (MBIA) ....................   4,500,000    4,455,225
    Series GG 4.75% 7/1/21 (FSA) .....................   1,000,000    1,003,310
                                                                    -----------
                                                                     10,467,142
                                                                    -----------
   Transportation Revenue Bonds - 0.04%
   Minneapolis/St. Paul Metropolitan
    Airports Commission Revenue
    Series A 5.125% 1/1/25 (FGIC) ....................     100,000      101,124
                                                                    -----------
                                                                        101,124
                                                                    -----------
   Total Municipal Bonds
    (cost $228,516,256) ..............................              248,109,935
                                                                    -----------

                                                        Number of      Market
Delaware Minnesota Insured Fund                           Shares       Value
--------------------------------------------------------------------------------
Short-Term Investments - 3.34%
Federated Minnesota Municipal
 Cash Trust ........................................  8,662,154  $  8,662,154
                                                                 ------------
Total Short-Term Investments
 (cost $8,662,154) .................................                8,662,154
                                                                 ------------
Total Market Value of Securities - 98.87%
 (cost $237,178,410) ...............................              256,772,089

Receivables and Other Assets
 Net of Liabilities - 1.13% ........................                2,941,706
                                                                 ------------
Net Assets Applicable to 23,825,327
 Shares Outstanding - 100.00% ......................             $259,713,795
                                                                 ============
Net Asset Value - Delaware Minnesota
 Insured Fund Class A
 ($242,716,412 / 22,265,406 Shares) ................                  $10.90
                                                                      ------
Net Asset Value - Delaware Minnesota
 Insured Fund Class B
 ($12,732,207 / 1,168,873 Shares) ..................                  $10.89
                                                                      ------
Net Asset Value - Delaware Minnesota
 Insured Fund Class C
 ($4,265,176 / 391,048 Shares) .....................                  $10.91
                                                                      ------



--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) ................            $246,722,872
Accumulated net realized loss
 on investments ....................................              (6,602,756)
Net unrealized appreciation of investments .........              19,593,679
                                                                ------------
Total net assets ...................................            $259,713,795
                                                                ============

----------------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
 **An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.
***Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

Net Asset Value and Offering Price per Share -
 Delaware Minnesota Insured Fund
Net asset value Class A (A) ..................................        $10.90
Sales charge (3.75% of offering price, or
 3.85% of amount invested per share) (B) .....................          0.42
                                                                      ------
Offering price ...............................................        $11.32
                                                                      ======
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND
                                                       Principal      Market
August 31, 2001                                          Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds - 96.91%
   City Agency Revenue Bonds - 2.01%
   Minneapolis Community Development
    Agency Supported Revenue Limited
    Tax (Common Bond Fund) Series 4
    6.20% 6/1/17 (AMT) ...............................  $1,055,000  $1,096,767
                                                                    ----------
                                                                     1,096,767
                                                                    ----------
   General Obligation Bonds - 20.91%
   Big Lake Independent School District #727
    Series A 4.75% 2/1/15 (FSA) ......................   1,160,000   1,178,061
    Series C 5.00% 2/1/16 (FSA) ......................   1,180,000   1,217,972
    Series C 5.00% 2/1/17 (FSA) ......................   1,000,000   1,027,560
   Dakota County Capital Improvement
    Series A
    4.75% 2/1/16 .....................................   1,310,000   1,328,340
    4.75% 2/1/17 .....................................   1,000,000   1,008,660
   Hennepin County
    Series A 4.50% 12/1/14 ...........................   1,000,000   1,007,850
    Series A 4.50% 12/1/17 ...........................   1,000,000     980,170
    Series B 4.75% 12/1/14 ...........................   1,000,000   1,026,680
  **Minnesota State, Inverse Floaters ROLS
     6.38% 11/1/16 ...................................   2,000,000   2,116,321
     6.38% 11/1/17 ...................................     500,000     524,675
                                                                    ----------
                                                                    11,416,289
                                                                    ----------
   Health Care/Hospital Revenue Bonds - 11.00%
   Maplewood Health Care Facility Revenue
    (Health East Project)
    5.70% 11/15/02 ...................................   1,000,000     979,380
    5.95% 11/15/06 ...................................   2,200,000   1,975,248
   Minneapolis Health Care Facility Revenue
    (Jones-Harrison Residence Project)
    5.90% 10/1/16 ....................................     125,000     110,818
   New Hope Housing & Health Care
    Facilities Revenue (Masonic Home
    North Ridge)
    5.875% 3/1/29 ....................................   1,000,000     892,390
   Rochester Nursing Home & Multifamily
    Housing Revenue (Samaritan
    Bethany Inc.) Series A
    6.00% 5/1/04 .....................................     300,000     288,222
    6.10% 5/1/05 .....................................     250,000     239,480
   St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (Health East Project)
    Series A 5.70% 11/1/15 ...........................     800,000     621,248
    Series B 5.85% 11/1/17 ...........................   1,160,000     895,717
                                                                    ----------
                                                                     6,002,503
                                                                    ----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Higher Education Revenue Bonds - 4.05%
   Minnesota State Higher Education
    Facilities Authority Revenue
    (College of Art & Design)
    Series 5-D 6.625% 5/1/20 .......................... $1,000,000  $1,073,780
   University of Minnesota Series A
    5.75% 7/1/16 ......................................  1,000,000   1,138,230
                                                                     ---------
                                                                     2,212,010
                                                                     ---------
   Housing Revenue Bonds - 10.84%
   Minneapolis Multifamily Revenue
    (Trinity Apartments-Section 8)
    Series A 6.75% 5/1/21 .............................  2,910,000   2,948,063
   Oakdale Elderly Housing Revenue
    (PHM/Oakdale, Inc. Project)
    5.75% 3/1/18 ......................................  1,400,000   1,219,218
   Oakdale Revenue (Oak Meadows Project,
    Family Resources Development, Inc.)
    6.20% 4/1/07 ......................................    150,000     154,605
    6.30% 4/1/08 ......................................    260,000     267,556
    6.50% 4/1/10 ......................................    295,000     303,136
   Park Rapids Multifamily Revenue (The
    Court Apartments Project-Section 8)
    6.05% 8/1/12 ......................................    980,000     966,113
   St. Paul Housing & Redevelopment
    Authority Single Family Mortgage
    Revenue Series C
    6.90% 12/1/21 (FNMA) ..............................     55,000      56,250
                                                                     ---------
                                                                     5,914,941
                                                                     ---------
   Industrial Development Revenue Bonds - 8.11%
   Minnesota Public Facilities Authority
    Water Pollution Control Revenue
    Series A 6.55% 3/1/03 .............................  1,720,000   1,770,224
   Richfield Commercial Development
    Revenue (Richfield Shoppes Project)
    7.50% 10/1/04 .....................................    680,000     690,458
   St. Paul Port Authority Commercial
    Development General Revenue
    (Fort Road Medical/Irvine Park)
    Series 1 7.50% 9/1/02 (Asset Gty) .................  1,960,000   1,967,174
                                                                     ---------
                                                                     4,427,856
                                                                     ---------
   Leases/Certificates of Participation - 4.26%
   Beltrami County Housing & Redevelopment
    Authority Revenue 5.90% 2/1/08 ....................    355,000     373,719
    6.00% 2/1/09 ......................................    380,000     399,384
    6.00% 2/1/10 ......................................    405,000     424,481
    6.10% 2/1/11 ......................................    430,000     450,782
   Hibbing Economic Development Authority
    Revenue (Hibbing Lease Obligation
    Project) 6.10% 2/1/08 .............................    650,000     677,117
                                                                     ---------
                                                                     2,325,483
                                                                     ---------

                                                          Principal     Market
Delaware Tax-Free Minnesota Intermediate Fund              Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Power Authority Revenue Bonds - 4.76%
   Eveleth Industrial Development Revenue
    (Minnesota Power & Light Co. Project)
    Series A 6.125% 1/1/04 ............................ $2,500,000  $ 2,601,225
                                                                    -----------
                                                                      2,601,225
                                                                    -----------

  *Pre-Refunded/Escrowed to Maturity Bonds - 29.20%
   Andover Commercial Development Revenue
    (Downtown Center Project) Series A
    6.50% 12/1/06-03 ..................................  1,795,000    1,971,431
   Duluth Gross Revenue Recreational Facility
    (Duluth Entertainment)
    7.00% 12/1/03 (Escrowed to Maturity) ..............  1,250,000    1,319,775
    7.30% 12/1/06-04 ..................................    250,000      286,438
   Eden Valley Independent School District #463
    Series A
    6.55% 2/1/11-02 (FSA) .............................    250,000      254,155
    6.60% 2/1/16-02 (FSA) .............................    615,000      625,350
   Mankato Independent School District #77
    Series A 6.35% 2/1/13-02 (FSA) ....................  1,000,000    1,015,590
   Metropolitan Council, Minneapolis/St. Paul
    Area Sports Facilities Revenue
    (Hubert H. Humphrey Metrodome
    Sports Facility) 6.00% 10/1/09
    (Escrowed to Maturity) ............................  3,520,000    3,724,582
   Minnesota State 6.25% 8/1/10-02 ....................  4,000,000    4,137,760
   Puerto Rico Commonwealth Infrastructure
    Financing Authority Special Series A
    5.375% 10/1/24
    (Escrowed to Maturity) ............................  1,445,000    1,535,081
 **Richfield Independent School District #280,
    Inverse Floater ROLS Series C
    5.34% 2/1/15-03 (FGIC) ............................  1,000,000    1,073,750
                                                                     ----------
                                                                     15,943,912
                                                                     ----------

   Territorial Revenue Bonds - 1.77%
 **Puerto Rico Electric Power Authority Power
    Revenue Inverse Floater ROLS
    5.67% 7/1/19 ......................................  1,000,000      963,790
                                                                    -----------
                                                                        963,790
                                                                    -----------
   Total Municipal Bonds
    (cost $51,951,142) ................................              52,904,776
                                                                    -----------

                                                        Number of       Market
                                                         Shares         Value
                                                         ------         ------
Short-Term Investments - 1.61%
Federated Minnesota Municipal
 Cash Trust ...........................................    880,258      880,258
                                                                    -----------
Total Short-Term Investments
 (cost $880,258) ......................................                 880,258
                                                                    -----------


Total Market Value of Securities - 98.52%
 (cost $52,831,400) ...................................             $53,785,034

Receivables and Other Assets
  Net of Liabilities - 1.48% ..........................                 805,904
                                                                    -----------
Net Assets Applicable to 5,158,453
  Shares Outstanding - 100.00% ........................             $54,590,938
                                                                    ===========
Net Asset Value - Delaware Tax-Free
  Minnesota Intermediate Fund Class A
  ($49,089,341 / 4,639,170 Shares) ....................                  $10.58
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Minnesota Intermediate Fund Class B
  ($2,442,509 / 230,404 Shares) .......................                  $10.60
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Minnesota Intermediate Fund Class C
  ($3,059,088 / 288,879 Shares) .......................                  $10.59
                                                                         ------

Components of Net Assets at August 31, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) ...................             $55,545,454
Accumulated net realized loss
 on investments .......................................              (1,908,150)
Net unrealized appreciation of investments ............                 953,634
                                                                    -----------
Total net assets ......................................             $54,590,938
                                                                    ===========
----------------
   *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
 **An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance

Net Asset Value and Offering Price per Share -
 Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A) .....................................        $10.58
Sales charge (2.75% of offering price, or 2.84%
 of amount invested per share) (B) ..............................          0.30
                                                                         ------
Offering price ..................................................        $10.88
                                                                         ======
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND
                                                         Principal      Market
August 31, 2001                                            Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds - 97.95%
   City Agency Revenue Bonds - 1.45%
   Minneapolis Community Development
    Agency Supported Revenue Limited Tax
    (Common Bond Fund)
    Series 2 6.20% 6/1/17 (AMT) ....................... $ 750,000  $   787,245
                                                                   -----------
                                                                       787,245
                                                                   -----------
   Continuing Care/Retirement Revenue Bonds - 26.69%
   Cambridge Health Facilities Revenue
    (Grandview Christian Home Project)
    7.25% 9/1/26 ......................................    125,000     125,011
   Cannon Falls Nursing Home Revenue
    (Franciscan Health Community Project)
    Series B 7.25% 7/1/21 .............................    100,000      99,570
   Mankato Health Facilities Revenue
    (Mankato Lutheran Homes Project)
    Series A 6.875% 10/1/26 ...........................    300,000     300,165
   Minneapolis Health Care Facility Revenue
    (Jones-Harrison Residence Project)
    6.00% 10/1/27 .....................................  1,565,000   1,310,155
   Minneapolis Housing & Health Care
    Facilities Revenue
    (Augustana Chapel View Homes)
    6.50% 6/1/17 ......................................  1,370,000   1,287,677
   Minnetonka Housing Facilities Revenue
    (Beacon Hill Senior Housing Project,
    Presbyterian Homes & Services)
    7.55% 6/1/19 ......................................    200,000     203,624
   Moorhead Economic Development
    Authority Multifamily Revenue
    (Eventide Lutheran Home)
    Series B 6.00% 6/1/18 .............................    870,000     782,487
   New Hope Housing & Health Care
    Facilities Revenue (Masonic Home
    North Ridge Care Facility)
    5.875% 3/1/29 .....................................  1,000,000     892,390
   Northfield Health Care Facilities Revenue
    (Northfield Retirement Center)
    Series A 6.00% 5/1/28 .............................  1,405,000   1,185,708
   Oakdale Elderly Housing Revenue
    (PHM/Oakdale, Inc. Project)
    6.00% 3/1/28 ......................................  1,800,000   1,538,532
   Oakdale Revenue (Oak Meadows Project,
    Family Resources Development, Inc.)
    6.75% 4/1/15 ......................................  1,500,000   1,486,890
   Rochester Multifamily Revenue
    (Wedum Shorewood Campus)
    6.60% 6/1/36 ......................................  3,000,000   2,756,760
   Shoreview Elderly Housing Revenue
    (PHM/Shoreview, Inc. Project)
    6.15% 12/1/33 .....................................  2,955,000   2,538,404
                                                                   -----------
                                                                    14,507,373
                                                                   -----------

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   General Obligation Bonds - 6.31%
 **Minnesota State, Inverse Floaters ROLS
    7.70% 11/1/17 ..................................... $1,800,000 $ 1,888,830
   Perham Disposal System
    6.00% 5/1/22 (AMT) ................................  1,500,000   1,539,120
                                                                   -----------
                                                                     3,427,950
                                                                   -----------
   Higher Education Revenue Bonds - 1.88%
   Minnesota State Higher Education Facilities
    Authority Revenue (St. Mary's College)
    Series 3-Q 6.15% 10/1/23 ..........................    900,000     922,833
   Minnesota State University Board
    Revenue (State University System)
    Series A 6.10% 6/30/23 ............................    100,000     100,819
                                                                   -----------
                                                                     1,023,652
                                                                   -----------
   Hospital Revenue Bonds - 8.25%
   Fergus Falls Health Care
    Facilities  Revenue
    (Lake Region Hospital Corp. Project)
    Series B 6.50% 9/1/18 .............................    750,000     759,450
   Minnesota Agriculture & Economic
    Development Board Revenue
    (Benedictine Health Systems)
    5.75% 2/1/29 ......................................  1,000,000     805,400
   Perham Hospital District Senior Congregate
    Housing Facilities Gross Revenue
    (Briarwood Project) 6.25% 11/1/22 .................    620,000     562,334
 **Rochester Health Care Facilities Revenue
    (Mayo Clinic), Inverse Floater ROLS
    Series H 9.334% 11/15/15 ..........................  1,500,000   1,623,749
   St. Anthony Multifamily Revenue
    (Chandler) Series A
    6.05% 11/20/16 (FHA) (GNMA) .......................    135,000     145,166
   St. Paul Housing & Redevelopment
    Authority Hospital Revenue
    (Health East Project)
    Series A 6.625% 11/1/17 ...........................    230,000     195,472
    Series B 6.625% 11/1/17 ...........................    460,000     390,945
                                                                   -----------
                                                                     4,482,516
                                                                   -----------
   Housing Revenue Bonds - 36.97%
   Bloomington Multifamily Revenue
    (Hampshire Apartments)
    Series A 6.20% 12/1/31 ............................  2,500,000   2,293,375
   Brooklyn Center Multifamily Housing
    Revenue (Four Courts Apartments)
    Series A 7.50% 6/1/25 (AMT) .......................    370,000     372,845
   Carver County Housing & Redevelopment
    Authority Multifamily Revenue
    (Lake Grace Project)
    Series B 6.25% 7/1/28 .............................    315,000     315,932
    Series C 8.00% 7/1/28 .............................    320,000     331,018

                                                         Principal      Market
Delaware Minnesota High-Yield Municipal Bond Fund          Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds (continued)
   Chanhassen Multifamily Revenue
    (Heritage Park-Section 8)
    6.20% 7/1/30 (FHA) ...............................  $  300,000  $  311,772
   Chaska Multifamily Revenue
    (West Suburban Housing Partners)
    5.875% 3/1/31 (AMT) ..............................   1,000,000     871,530
   Coon Rapids Multifamily Revenue
    (Margaret Place) Series A
    6.50% 5/1/25 .....................................     500,000     489,315
   Coon Rapids Senior Housing Revenue
    (Epiphany Senior Citizens Project)
    6.00% 11/1/28 ....................................   3,455,000   2,930,600
   Eden Prairie Multifamily Revenue
    (Tanager Creek Apartments) Series C
    8.00% 6/20/31 ....................................     745,000     754,178
   Hutchinson Multifamily Revenue
    (Evergreen Apartments Project-Section 8)
    5.75% 11/1/28 ....................................   3,405,000   3,269,276
   Minneapolis Multifamily Revenue
    (Olson Townhomes Project)
    6.00% 12/1/19 (AMT) ..............................     800,000     807,664
    (Grant Street Apartments Project)
    Series A 7.25% 11/1/29 ...........................   2,835,000   2,871,175
   Minnesota State Housing Finance Agency
    Single Family Mortgage
    5.875% 1/1/17 ....................................      90,000      95,288
    Series E 6.25% 1/1/23 (AMT) ......................      75,000      78,826
   Minnetonka Senior Housing Revenue
    (Westridge Senior Housing Project)
    6.30% 9/1/08 .....................................     110,000     109,265
    6.50% 9/1/12 .....................................     285,000     281,919
   New Brighton Rent Housing Revenue
    (Polynesian Village Apartments)
    Series A 7.60% 4/1/25 (AMT) ......................     300,000     301,995
   Stillwater Multifamily Revenue
    (Stillwater Cottages) Series A
    6.75% 11/1/11 ....................................     205,000     204,082
    7.00% 11/1/16 ....................................     680,000     673,656
    7.00% 11/1/27 ....................................     340,000     330,048
   Twin Valley Congregate Housing Revenue
    (Living Options Inc. Project)
    5.95% 11/1/28 ....................................   1,825,000   1,513,181
   Washington County Housing &
    Redevelopment Authority Governmental
    Revenue (Briar Pond) Series B
    7.125% 8/20/34 ...................................     890,000     889,964
                                                                    ----------
                                                                    20,096,904
                                                                    ----------

                                                         Principal      Market
                                                           Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds - 0.54%
   Red Wing Industrial Development Revenue
    (Kmart Corp. Project) 5.50% 7/1/08 ................. $ 300,000  $   292,647
                                                                    -----------
                                                                        292,647
                                                                    -----------
   Leases/Certificates of Participation - 2.11%
   Beltrami County Housing & Redevelopment
    Authority Revenue 6.10% 2/1/12 .....................   460,000     480,576
   Hibbing Economic Development Authority
    Revenue (Hibbling Lease
    Obligation Project) 6.40% 2/1/12 ...................   530,000     534,028
   Rice County Certificates of Participation
    Series A 6.00% 12/1/21 .............................   125,000     130,435
                                                                    -----------
                                                                     1,145,039
                                                                    -----------
   Other Revenue Bonds - 7.12%
   Minneapolis/St. Paul Metropolitan
    Airports Commission Special Facilities
    Revenue (Northwest Airlines, Inc. Project)
    Series A 7.00% 4/1/25 (AMT) ........................ 1,500,000   1,487,910
   Minneapolis Commercial Development
    Revenue (Holiday Inn Metrodome Project)
    6.00% 12/1/01 ...................................... 1,100,000   1,101,430
   St. Paul Housing & Redevelopment
    Authority Lease Revenue
    (Acorn Dual Language Community Project)
    6.60% 11/1/24 ...................................... 1,000,000     912,350
   Woodbury Gross Revenue
    (Golf Course Bonds) 6.75% 2/1/22 ...................   365,000     365,978
                                                                    -----------
                                                                     3,867,668
                                                                    -----------
   Power Authority Revenue Bonds - 0.52%
   Western Minnesota Municipal Power
    Agency 6.125% 1/1/16 ...............................   285,000     285,325
                                                                    -----------
                                                                       285,325
                                                                    -----------
  *Pre-Refunded/Escrowed to Maturity Bonds - 4.18%
   Andover Commercial Development
    Revenue (Downtown Center Project)
    Series A 7.00% 12/1/12-03 .......................... 1,640,000   1,818,186
   Glencoe Health Care Revenue
    6.40% 12/1/15-05 ...................................   275,000     311,306
   Minneapolis Health Care Facility Revenue
    (Baptist Residence Project)
    8.70% 11/1/09-01 ...................................   140,000     144,123
                                                                    -----------
                                                                     2,273,615
                                                                    -----------
   Waste Disposal Revenue Bonds - 1.93%
   International Falls Solid Waste Disposal
    Revenue (Boise Cascade Corp. Project)
    6.85% 12/1/29 (AMT) ................................ 1,000,000    1,048,250
                                                                    -----------
                                                                      1,048,250
                                                                    -----------
   Total Municipal Bonds
    (cost $55,851,657) .................................             53,238,184
                                                                    -----------

                                                          Number        Market
Delaware Minnesota High-Yield Municipal Bond Fund       of Shares       Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.24%
Federated Minnesota Municipal Cash Trust ..............  130,669        130,669
                                                                     ----------
Total Short-Term Investments
 (cost $130,669) ......................................                 130,669
                                                                     ----------
Total Market Value of Securities - 98.19%
 (cost $55,982,326) ...................................              53,368,853

Receivables and Other Assets
 Net of Liabilities - 1.81% ...........................                 985,349
                                                                     ----------
Net Assets Applicable to 5,487,789
 Shares Outstanding - 100.00% .........................             $54,354,202
                                                                    ===========
Net Asset Value - Delaware Minnesota
 High-Yield Municipal Bond Fund Class A
 ($34,614,655 / 3,496,426 Shares) .....................                   $9.90
                                                                          -----
Net Asset Value - Delaware Minnesota
 High-Yield Municipal Bond Fund Class B
 ($12,932,288 / 1,304,569 Shares) .....................                   $9.91
                                                                          -----
Net Asset Value - Delaware Minnesota
 High-Yield Municipal Bond Fund Class C
 ($6,807,259 / 686,794 Shares) ........................                   $9.91
                                                                          -----


--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest
 (unlimited authorization - no par) ...................             $58,364,111
Undistributed net investment income ...................                  96,047
Accumulated net realized loss
 on investments .......................................              (1,492,483)
Net unrealized depreciation of investments ............              (2,613,473)
                                                                    -----------
Total net assets ......................................             $54,354,202
                                                                    ===========
----------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Authority
GNMA - Insured by Ginnie Mae

Net Asset Value and Offering Price per Share -
 Delaware Minnesota High-Yield
 Municipal Bond Fund
Net asset value Class A (A) ...................................           $9.90
Sales charge (3.75% of offering price, or
 3.94% of amount invested per share) (B) ......................            0.39
                                                                         ------
Offering price ................................................          $10.29
                                                                         ======
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                                                Delaware
                                                                                                Tax-Free           Delaware
                                                                  Delaware        Delaware      Minnesota          Minnesota
                                                                  Tax-Free        Minnesota    Intermediate        High-Yield
Year Ended August 31, 2001                                      Minnesota Fund  Insured Fund       Fund       Municipal Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ......................................................  $22,705,363     $14,491,348      $3,175,808      $  3,603,575
                                                                 -----------     -----------      ----------      ------------

Expenses:
Management fees ...............................................    2,080,651       1,264,766         266,871           292,991
Distribution expense ..........................................    1,103,600         745,003         121,561           277,966
Dividend disbursing and transfer agent fees and expenses ......      279,063         143,602          54,814            31,763
Accounting and administration expenses ........................      162,707         108,802          23,961            22,896
Reports and statements to shareholders ........................      117,667          28,013          14,176             4,814
Custodian fees ................................................       43,651          11,290           6,801             5,419
Professional fees .............................................       37,413           4,653           5,246               645
Registration fees .............................................       35,939          49,359          21,532               689
Trustees' fees ................................................       19,500           6,700           9,140             1,975
Taxes (other than taxes on income) ............................        1,050            --             4,164                60
Other .........................................................       54,711          40,279          10,696             8,412
                                                                 -----------     -----------      ----------      ------------
                                                                   3,935,952       2,402,467         538,962           647,630
Less expenses absorbed or waived ..............................       (7,931)           --           (15,039)         (101,634)
Less expenses paid indirectly .................................      (10,631)         (5,940)         (2,117)           (1,437)
                                                                 -----------     -----------      ----------      ------------
Total expenses ................................................    3,917,390       2,396,527         521,806           544,559
                                                                 -----------     -----------      ----------      ------------

Net Investment Income .........................................   18,787,973      12,094,821       2,654,002         3,059,016
                                                                 -----------     -----------      ----------      ------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments .......................      528,573         154,815          (9,345)           (4,113)
Net change in unrealized appreciation/depreciation
 of  investments ..............................................   13,453,249       9,873,673       1,233,510         1,335,790
                                                                 -----------     -----------      ----------      ------------

Net Realized and Unrealized Gain on Investments ...............   13,981,822      10,028,488       1,224,165         1,331,677
                                                                 -----------     -----------      ----------      ------------

Net Increase in Net Assets Resulting from Operations ..........  $32,769,795     $22,123,309      $3,878,167      $  4,390,693
                                                                 ===========     ===========      ==========      ============

                             See accompanying notes

Statements of Changes in Net Assets

                                                                Delaware Tax-Free                  Delaware
                                                                 Minnesota Fund              Minnesota Insured Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended                       Year Ended
                                                            8/31/01         8/31/00          8/31/01           8/31/00
Increase (Decrease) in Net Assets from Operations:
Net investment income ................................. $  18,787,973   $  19,717,886     $  12,094,821    $  12,825,629
Net realized gain (loss) on investments ...............       528,573        (540,587)          154,815         (844,589)
Net change in unrealized appreciation/depreciation
   of investments .....................................    13,453,249      (4,228,830)        9,873,673         (898,976)
                                                        -----------------------------     ------------------------------
Net increase in net assets resulting from operations ..    32,769,795      14,948,469        22,123,309       11,082,064
                                                        -----------------------------     ------------------------------
Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ............................................   (17,905,490)    (18,824,251)      (11,506,724)     (12,189,775)
   Class B ............................................      (642,668)       (579,861)         (462,632)        (449,823)
   Class C ............................................      (253,954)       (299,635)         (150,693)        (160,803)
                                                        -----------------------------     ------------------------------
                                                          (18,802,112)    (19,703,747)      (12,120,049)     (12,800,401)
                                                        -----------------------------     ------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ............................................    21,679,975      25,145,729         7,800,409        7,311,492
   Class B ............................................     3,622,057       1,994,017         2,348,412        1,406,890
   Class C ............................................     1,413,863       1,707,918         1,506,622          477,422

Net asset value of shares issued upon reinvestment
   of dividends and distributions:
   Class A ............................................    11,368,600      12,144,408         7,566,286        8,131,296
   Class B ............................................       435,323         378,668           316,903          316,682
   Class C ............................................       205,712         220,483           122,427          132,996
                                                        -----------------------------     ------------------------------
                                                           38,725,530      41,591,223        19,661,059       17,776,778
                                                        -----------------------------     ------------------------------
Cost of shares repurchased:
   Class A ............................................   (38,788,316)    (71,311,724)      (20,549,134)     (43,837,904)
   Class B ............................................    (2,099,267)     (2,153,858)         (877,557)      (2,997,506)
   Class C ............................................    (1,943,800)     (2,500,312)       (1,115,364)      (1,219,416)
                                                        -----------------------------     ------------------------------
                                                          (42,831,383)    (75,965,894)      (22,542,055)     (48,054,826)
                                                        -----------------------------     ------------------------------
Decrease in net assets derived from capital
   share transactions .................................    (4,105,853)    (34,374,671)       (2,880,996)     (30,278,048)
                                                        -----------------------------     ------------------------------
Net Increase (Decrease) in Net Assets .................     9,861,830     (39,129,949)        7,122,264      (31,996,385)

Net Assets:
Beginning of period ...................................   375,139,957     414,269,906       252,591,531      284,587,916
                                                        -----------------------------     ------------------------------
End of period ......................................... $ 385,001,787   $ 375,139,957     $ 259,713,795    $ 252,591,531
                                                        =============================     ==============================


                             See accompanying notes

                                                                Delaware Tax-Free             Delaware Minnesota
                                                          Minnesota Intermediate Fund    High-Yield Municipal Bond Fund

                                                                   Year Ended                     Year Ended
                                                           8/31/01           8/31/00        8/31/01        8/31/00
------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income .................................  $  2,654,002    $  2,828,097    $  3,059,016    $  3,330,411
Net realized loss on investments ......................        (9,345)     (1,710,959)         (4,113)     (1,274,784)
Net change in unrealized appreciation/depreciation
   of investments .....................................     1,233,510         153,713       1,335,790      (2,455,298)
                                                         ----------------------------    ----------------------------
Net increase (decrease) in net assets resulting
   from operations ....................................     3,878,167       1,270,851       4,390,693        (399,671)
                                                         ----------------------------    ----------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ............................................    (2,451,666)     (2,607,962)     (2,014,775)     (2,214,654)
   Class B ............................................       (98,148)       (116,238)       (660,487)       (729,446)
   Class C ............................................      (107,038)       (101,047)       (331,930)       (359,547)
                                                         ----------------------------    ----------------------------
                                                           (2,656,852)     (2,825,247)     (3,007,192)     (3,303,647)
                                                         ------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ............................................     7,120,889       2,975,655       3,532,611       7,639,431
   Class B ............................................       328,339         351,648       1,371,579       1,712,975
   Class C ............................................     1,059,454         814,357         914,201       1,529,128

Net asset value of shares issued upon reinvestment of
    dividends and distributions:
   Class A ............................................     1,845,703       1,954,873       1,150,062       1,261,941
   Class B ............................................        54,650          73,312         398,220         418,201
   Class C ............................................        98,263          88,862         205,140         243,061
                                                         ----------------------------    ----------------------------
                                                           10,507,298       6,258,707       7,571,813      12,804,737
                                                         ----------------------------    ----------------------------
Cost of shares repurchased:
   Class A ............................................    (7,506,153)    (13,202,476)     (6,633,193)    (12,680,173)
   Class B ............................................      (376,077)       (846,007)     (2,915,824)     (3,293,737)
   Class C ............................................      (516,083)       (787,503)     (1,082,376)     (2,239,580)
                                                         ----------------------------    ----------------------------
                                                           (8,398,313)    (14,835,986)    (10,631,393)    (18,213,490)
                                                         ----------------------------    ----------------------------
Increase (decrease) in net assets derived from capital
   share transactions .................................     2,108,985      (8,577,279)     (3,059,580)     (5,408,753)
                                                         ----------------------------    ----------------------------
Net Increase (Decrease) in Net Assets .................     3,330,300     (10,131,675)     (1,676,079)     (9,112,071)

Net Assets:
Beginning of period ...................................    51,260,638      61,392,313      56,030,281      65,142,352
                                                         ----------------------------    ----------------------------
End of period .........................................  $ 54,590,938    $ 51,260,638    $ 54,354,202    $ 56,030,281
                                                         ============================    ============================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Tax-Free Minnesota Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Eight
                                                                                                  Months
                                                                        Year Ended                 Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99   8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $12.120     $12.230      $13.020     $12.910      $12.400     $12.630

Income (loss) from investment operations:
   Net investment income ...................................    0.615       0.617        0.628       0.431        0.654       0.630
   Net realized and unrealized gain (loss) on investments ..    0.450      (0.110)      (0.752)      0.136        0.511      (0.230)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    1.065       0.507       (0.124)      0.567        1.165       0.400
                                                            ------------------------------------------------------------------------
Less dividends and distributions from:
   Net investment income ...................................   (0.615)     (0.617)      (0.626)     (0.435)      (0.655)     (0.630)
   Net realized gain on investments ........................       --         --        (0.040)     (0.022)          --          --
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.615)     (0.617)      (0.666)     (0.457)      (0.655)     (0.630)
                                                           ------------------------------------------------------------------------

Net asset value, end of period .............................  $12.570     $12.120      $12.230     $13.020      $12.910     $12.400
                                                            ========================================================================

Total return(1) ............................................    9.02%       4.39%       (1.06%)      4.46%        9.68%       3.33%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $363,033    $355,573     $394,144    $416,113     $417,365    $428,380
   Ratio of expenses to average net assets                      1.00%       1.01%        0.94%       0.89%        0.91%       0.92%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    1.00%       1.06%        0.94%       0.92%        0.95%       0.92%
   Ratio of net investment income to average net assets ....    5.00%       5.20%        4.89%       5.00%        5.22%       5.13%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    5.00%       5.15%        4.89%       4.97%        5.18%       5.13%
   Portfolio turnover ......................................      10%         35%          17%         13%          19%         28%

--------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Minnesota Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $12.120     $12.240      $13.020     $12.910      $12.400     $12.620

Income (loss) from investment operations:
   Net investment income ...................................    0.523       0.525        0.527       0.366        0.574       0.560
   Net realized and unrealized gain (loss) on investments ..    0.460      (0.120)      (0.740)      0.136        0.508      (0.220)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.983       0.405       (0.213)      0.502        1.082       0.340
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income ...................................   (0.523)     (0.525)      (0.527)     (0.370)      (0.572)     (0.560)
   Net realized gain on investments ........................       --          --       (0.040)     (0.022)          --          --
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.523)     (0.525)      (0.567)     (0.392)      (0.572)     (0.560)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................  $12.580     $12.120      $12.240     $13.020      $12.910     $12.400
                                                            ========================================================================

Total return(1) ............................................    8.29%       3.50%       (1.74%)      3.94%        8.95%       2.83%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $15,927     $13,412      $13,312     $10,246       $8,215      $6,233
   Ratio of expenses to average net assets .................    1.75%       1.76%        1.69%       1.64%        1.56%       1.50%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    1.75%       1.81%        1.69%       1.67%        1.60%       1.67%
   Ratio of net investment income to average net assets ....    4.25%       4.45%        4.14%       4.25%        4.57%       4.53%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    4.25%       4.40%        4.14%       4.22%        4.53%       4.36%
   Portfolio turnover ......................................      10%         35%          17%         13%          19%         28%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Tax-Free Minnesota Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period ........................ $12.140     $12.250      $13.040     $12.920      $12.410     $12.630

Income (loss) from investment operations:
   Net investment income ....................................   0.523       0.527        0.536       0.374        0.564       0.540
   Net realized and unrealized gain (loss) on investments ...   0.450      (0.110)      (0.756)      0.138        0.508      (0.220)
                                                            ------------------------------------------------------------------------
   Total from investment operations .........................   0.973       0.417       (0.220)      0.512        1.072       0.320
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income ....................................  (0.523)     (0.527)      (0.530)     (0.370)      (0.562)     (0.540)
   Net realized gain on investments .........................      --         --        (0.040)     (0.022)          --          --
                                                            ------------------------------------------------------------------------
   Total dividends and distributions ........................  (0.523)     (0.527)      (0.570)     (0.392)      (0.562)     (0.540)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................. $12.590     $12.140      $12.250     $13.040      $12.920     $12.410
                                                            ========================================================================

Total return(1) .............................................   8.20%       3.60%       (1.80%)      4.02%        8.82%       2.64%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..................  $6,042      $6,156       $6,814      $4,914       $3,083      $3,083
   Ratio of expenses to average net assets ..................   1.75%       1.76%        1.69%       1.64%        1.65%       1.67%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ................   1.75%       1.81%        1.69%       1.67%        1.69%       1.67%
   Ratio of net investment income to average net assets .....   4.25%       4.45%        4.14%       4.25%        4.48%       4.38%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly ........................................   4.25%       4.40%        4.14%       4.22%        4.44%       4.38%
   Portfolio turnover .......................................     10%         35%          17%         13%          19%         28%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware Minnesota Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $10.480     $10.520      $11.050     $10.940      $10.600     $10.730

Income (loss) from investment operations:
   Net investment income ...................................    0.514       0.507        0.518       0.349        0.533       0.520
   Net realized and unrealized gain (loss) on investments ..    0.421      (0.041)      (0.530)      0.111        0.341      (0.130)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.935       0.466       (0.012)      0.460        0.874       0.390
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income ...................................   (0.515)     (0.506)      (0.518)     (0.350)      (0.534)     (0.520)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.515)     (0.506)      (0.518)     (0.350)      (0.534)     (0.520)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................  $10.900     $10.480      $10.520     $11.050      $10.940     $10.600
                                                            ========================================================================

Total return(1) ............................................    9.14%       4.63%       (0.17%)      4.28%        8.49%       3.75%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $242,716    $238,486     $268,507    $283,057     $288,494    $304,877
   Ratio of expenses to average net assets .................    0.90%       1.00%        0.94%       0.92%        0.92%       0.92%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    0.90%       1.01%        0.94%       0.94%        0.94%       0.92%
   Ratio of net investment income to average net assets ....    4.82%       4.93%        4.74%       4.79%        5.01%       4.93%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    4.82%       4.92%        4.74%       4.77%        4.99%       4.93%
   Portfolio turnover ......................................       7%         35%           4%          6%          21%         14%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware Minnesota Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $10.470     $10.510      $11.040     $10.930      $10.580     $10.720

Income (loss) from investment operations:
   Net investment income ...................................    0.434       0.431        0.436       0.294        0.454       0.450
   Net realized and unrealized gain (loss) on investments ..    0.422      (0.042)      (0.529)      0.111        0.348      (0.140)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.856       0.389       (0.093)      0.405        0.802       0.310
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income and distributions .................   (0.436)     (0.429)      (0.437)     (0.295)      (0.452)     (0.450)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.436)     (0.429)      (0.437)     (0.295)      (0.452)     (0.450)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................  $10.890     $10.470      $10.510     $11.040      $10.930     $10.580
                                                            ========================================================================

Total return(1) ............................................    8.34%       3.86%       (0.91%)      3.76%        7.77%       3.03%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $12,732     $10,491      $11,827     $10,374       $8,926      $6,817
   Ratio of expenses to average net assets .................    1.65%       1.75%        1.69%       1.67%        1.67%       1.56%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    1.65%       1.76%        1.69%       1.69%        1.69%       1.68%
   Ratio of net investment income to average net assets ....    4.07%       4.18%        3.99%       4.04%        4.26%       4.29%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    4.07%       4.17%        3.99%       4.02%        4.24%       4.17%
   Portfolio turnover ......................................       7%         35%           4%          6%          21%         14%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Minnesota Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $10.480     $10.520      $11.050     $10.940      $10.600     $10.730

Income (loss) from investment operations:
   Net investment income ...................................    0.434       0.431        0.438       0.295        0.454       0.440
   Net realized and unrealized gain (loss) on investments ..    0.432      (0.042)      (0.531)      0.110        0.338      (0.130)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.866       0.389       (0.093)      0.405        0.792       0.310
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income and distributions .................   (0.436)     (0.429)      (0.437)     (0.295)      (0.452)     (0.440)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.436)     (0.429)      (0.437)     (0.295)      (0.452)     (0.440)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................  $10.910     $10.480      $10.520     $11.050      $10.940     $10.600
                                                            ========================================================================

Total return(1) ............................................    8.42%       3.85%       (0.91%)      3.76%        7.66%       2.98%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $4,265      $3,615       $4,253      $3,207       $3,096      $3,126
   Ratio of expenses to average net assets .................    1.65%       1.75%        1.69%       1.67%        1.67%       1.68%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    1.65%       1.76%        1.69%       1.69%        1.69%       1.68%
   Ratio of net investment income to average net assets ....    4.07%       4.18%        3.99%       4.04%        4.26%       4.18%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    4.07%       4.17%        3.99%       4.02%        4.24%       4.18%
   Portfolio turnover ......................................       7%         35%           4%          6%          21%         14%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Minnesota Intermediate Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $10.350     $10.610      $11.160     $11.170      $10.990     $11.140

Income (loss) from investment operations:
   Net investment income ...................................    0.526       0.538        0.541       0.363        0.535       0.510
   Net realized and unrealized gain (loss) on investments ..    0.230      (0.260)      (0.550)     (0.009)       0.180      (0.150)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.756       0.278       (0.009)      0.354        0.715       0.360
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income and distributions .................   (0.526)     (0.538)      (0.541)     (0.364)      (0.535)     (0.510)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.526)     (0.538)      (0.541)     (0.364)      (0.535)     (0.510)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................  $10.580     $10.350      $10.610     $11.160      $11.170     $10.990
                                                            ========================================================================

Total return(1) ............................................    7.50%       2.77%       (0.14%)      3.22%        6.69%       3.46%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $49,089     $46,523      $56,222     $54,281      $57,524     $66,024
   Ratio of expenses to average net assets .................    0.90%       0.93%        0.79%       0.80%        0.91%       0.89%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    0.93%       0.95%        0.79%       0.80%        0.95%       0.89%
   Ratio of net investment income to average net assets ....    5.04%       5.22%        4.91%       4.90%        4.86%       4.69%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    5.01%       5.20%        4.91%       4.90%        4.82%       4.69%
   Portfolio turnover ......................................      24%          9%          13%         14%          21%         28%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Tax-Free Minnesota Intermediate Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $10.370     $10.630      $11.180     $11.170      $10.990     $11.140

Income (loss) from investment operations:
   Net investment income ...................................    0.438       0.451        0.450       0.301        0.437       0.440
   Net realized and unrealized gain (loss) on investments ..    0.232      (0.262)      (0.552)      0.009        0.190      (0.150)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.670       0.189       (0.102)      0.310        0.627       0.290
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income and distributions .................   (0.440)     (0.449)      (0.448)     (0.300)      (0.447)     (0.440)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.440)     (0.449)      (0.448)     (0.300)      (0.447)     (0.440)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................  $10.600     $10.370      $10.630     $11.180      $11.170     $10.990
                                                            ========================================================================

Total return(1) ............................................    6.59%       1.89%       (0.98%)      2.82%        5.84%       2.74%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $2,443      $2,380       $2,878      $1,375         $910        $408
   Ratio of expenses to average net assets .................    1.75%       1.78%        1.64%       1.65%        1.81%       1.56%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    1.78%       1.80%        1.64%       1.65%        1.85%       1.62%
   Ratio of net investment income to average net assets ....    4.19%       4.37%        4.06%       4.05%        3.96%       3.99%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    4.16%       4.35%        4.06%       4.05%        3.92%       3.93%
   Portfolio turnover ......................................      24%          9%          13%         14%          21%         28%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Tax-Free Minnesota Intermediate Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Eight
                                                                                                   Months
                                                                        Year Ended                  Ended           Year Ended
                                                              8/31/01     8/31/00      8/31/99    8/31/98(3)   12/31/97(2) 12/31/96
Net asset value, beginning of period .......................  $10.360     $10.610      $11.170     $11.170      $10.990     $11.130

Income (loss) from investment operations:
   Net investment income ...................................    0.437       0.451        0.449       0.301        0.440       0.430
   Net realized and unrealized gain (loss) on investments ..    0.233      (0.253)      (0.561)     (0.001)       0.187      (0.140)
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.670       0.198       (0.112)      0.300        0.627       0.290
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income and distributions .................   (0.440)     (0.448)      (0.448)     (0.300)      (0.447)     (0.430)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.440)     (0.448)      (0.448)     (0.300)      (0.447)     (0.430)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................  $10.590     $10.360      $10.610     $11.170      $11.170     $10.990
                                                            ========================================================================

Total return(1) ............................................    6.59%       1.98%       (1.08%)      2.73%        5.84%       2.69%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $3,059      $2,358       $2,293      $1,601       $1,512      $1,137
   Ratio of expenses to average net assets .................    1.75%       1.78%        1.64%       1.65%        1.77%       1.64%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    1.78%       1.80%        1.64%       1.65%        1.81%       1.64%
   Ratio of net investment income to average net assets ....    4.19%       4.37%        4.06%       4.05%        4.00%       3.94%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    4.16%       4.35%        4.06%       4.05%        3.96%       3.94%
   Portfolio turnover ......................................      24%          9%          13%         14%          21%         28%

-------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(3) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes
38

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Minnesota High-Yield Municipal Bond Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Eight                     Period
                                                                                                 Months        Year          from
                                                                        Year Ended                Ended        Ended       6/4/96(1)
                                                              8/31/01     8/31/00     8/31/99   8/31/98(4)  12/31/97(3)  to 12/31/96
Net asset value, beginning of period .......................   $9.650     $10.210      $10.810     $10.650      $10.180     $10.000

Income (loss) from investment operations:
   Net investment income ...................................    0.581       0.576        0.583       0.392        0.643       0.350
   Net realized and unrealized gain (loss) on investments ..    0.243      (0.564)      (0.603)      0.170        0.463       0.180
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.824       0.012       (0.020)      0.562        1.106       0.530
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income and distributions .................   (0.574)     (0.572)      (0.580)     (0.402)      (0.636)     (0.350)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.574)     (0.572)      (0.580)     (0.402)      (0.636)     (0.350)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................   $9.900      $9.650      $10.210     $10.810      $10.650     $10.180
                                                            ========================================================================

Total return(2) ............................................    8.84%       0.32%       (0.27%)      5.37%       11.26%       5.40%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $34,615     $35,689      $41,813     $33,296      $19,017      $6,068
   Ratio of expenses to average net assets .................    0.75%       0.75%        0.57%       0.40%        0.09%       0.24%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    0.94%       1.14%        1.07%       1.20%        1.24%       1.25%
   Ratio of net investment income to average net assets ....    6.01%       5.99%        5.46%       5.50%        6.16%       5.78%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    5.82%       5.60%        4.96%       4.70%        5.01%       4.77%
   Portfolio turnover ......................................      13%          8%          35%          7%          23%         15%

-------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(4) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Minnesota High-Yield Municipal Bond Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Eight                     Period
                                                                                                 Months        Year          from
                                                                        Year Ended                Ended        Ended      6/12/96(1)
                                                              8/31/01     8/31/00     8/31/99   8/31/98(4)  12/31/97(3)  to 12/31/96
Net asset value, beginning of period .......................   $9.650     $10.210      $10.810     $10.660      $10.190      $9.780

Income (loss) from investment operations:
   Net investment income ...................................    0.509       0.504        0.507       0.343        0.557       0.290
   Net realized and unrealized gain (loss) on investments ..    0.248      (0.570)      (0.604)      0.159        0.470       0.410
                                                            ------------------------------------------------------------------------
   Total from investment operations ........................    0.757      (0.066)      (0.097)      0.502        1.027       0.700
                                                            ------------------------------------------------------------------------
Less dividends and distributions from:
   Net investment income ...................................   (0.497)     (0.494)      (0.503)     (0.352)      (0.557)     (0.290)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions .......................   (0.497)     (0.494)      (0.503)     (0.352)      (0.557)     (0.290)
                                                            ------------------------------------------------------------------------

Net asset value, end of period .............................   $9.910      $9.650      $10.210     $10.810      $10.660     $10.190
                                                            ========================================================================

Total return(2) ............................................    8.09%      (0.49%)      (0.99%)      4.77%       10.41%       7.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $12,932     $13,743      $15,814     $13,351       $8,201      $2,738
   Ratio of expenses to average net assets .................    1.50%       1.50%        1.32%       1.15%        0.85%       0.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ...............    1.69%       1.89%        1.82%       1.95%        2.00%       2.00%
   Ratio of net investment income to average net assets ....    5.26%       5.24%        4.71%       4.75%        5.40%       5.14%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly .......................................    5.07%       4.85%        4.21%       3.95%        4.25%       4.09%
   Portfolio turnover ......................................      13%          8%          35%          7%          23%         15%

-------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(4) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Minnesota High-Yield Municipal Bond Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Eight                     Period
                                                                                                 Months        Year          from
                                                                        Year Ended                Ended        Ended      6/12/96(1)
                                                              8/31/01     8/31/00     8/31/99   8/31/98(4)  12/31/97(3)  to 12/31/96
Net asset value, beginning of period ......................    $9.650     $10.210      $10.810     $10.650      $10.180      $9.990

Income (loss) from investment operations:
   Net investment income ..................................     0.509       0.504        0.505       0.340        0.572       0.300
   Net realized and unrealized gain (loss) on investments .     0.248      (0.570)      (0.602)      0.170        0.455       0.190
                                                            ------------------------------------------------------------------------
   Total from investment operations .......................     0.757      (0.066)      (0.097)      0.510        1.027       0.490
                                                            ------------------------------------------------------------------------

Less dividends and distributions from:
   Net investment income ..................................    (0.497)     (0.494)      (0.503)     (0.350)      (0.557)     (0.300)
                                                            ------------------------------------------------------------------------
   Total dividends and distributions ......................    (0.497)     (0.494)      (0.503)     (0.350)      (0.557)     (0.300)
                                                            ------------------------------------------------------------------------

Net asset value, end of period ............................    $9.910      $9.650      $10.210     $10.810      $10.650     $10.180
                                                            ========================================================================

Total return(2) ...........................................     8.09%      (0.49%)      (0.99%)      4.87%       10.41%       5.02%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $6,807      $6,599       $7,515      $5,165       $3,178        $900
   Ratio of expenses to average net assets ................     1.50%       1.50%        1.32%       1.15%        0.83%       0.99%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..............     1.69%       1.89%        1.82%       1.95%        1.98%       2.00%
   Ratio of net investment income to average net assets ...     5.26%       5.24%        4.71%       4.75%        5.42%       4.90%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly ......................................     5.07%       4.85%        4.21%       3.95%        4.27%       3.89%
   Portfolio turnover .....................................       13%          8%          35%          7%          23%         15%

-------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
(4) Ratios have been annualized and total return has not been annualized.

                            See accompanying notes

Notes to Financial Statements
August 31, 2001

Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware business trust and offers two series: Delaware Minnesota Insured Fund and Delaware Tax-Free Arizona Insured Fund. Voyageur Tax-Free Funds is organized as a Delaware business trust and offers two series: Delaware Tax-Free Minnesota Fund and Delaware Tax-Free North Dakota Fund. Voyageur Intermediate Tax-Free Funds is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. These financial statements and related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75% for Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and with a front-end sales charge of up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and Minnesota state personal income tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state personal income tax by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize such discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on the Funds' distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions in the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2001 were as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                       --------------      ------------      -------------------     ---------------------
Commission reimbursements .............    $8,709             $5,823              $1,229                    $1,226
Earnings credits ......................     1,922                117                 888                       211

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                       --------------      ------------      -------------------     ---------------------
On the first $500 million .............    0.550%             0.500%              0.500%                    0.550%
On the next $500 million ..............    0.500%             0.475%              0.475%                    0.500%
On the next $1.5 billion ..............    0.450%             0.450%              0.450%                    0.450%
In excess of $2.5 billion .............    0.425%             0.425%              0.425%                    0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2002 as shown below:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                       --------------      ------------      -------------------     ---------------------
The operating expense limitation
   as a percentage of average
   daily net assets
   (per annum) ........................    0.75%              0.75%               0.75%                     0.50%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares for Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Minnesota High-Yield Municipal Bond Fund and Delaware Tax-Free Minnesota Intermediate Fund and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares' average daily net assets for Delaware Tax-Free Minnesota Intermediate Fund.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At August 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                       --------------      ------------      -------------------     ---------------------
Investment management fee
   payable to DMC .....................    $43,768            $109,663            $8,052                    $25,175
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable
   to DSC .............................     30,456              20,429             4,418                      4,629
Other expenses payable to
   DMC and affiliates .................     17,668              13,877             3,139                      2,301

For the year ended August 31, 2001, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                       --------------      ------------      -------------------     ---------------------
                                           $37,380            $27,490             $6,474                    $12,241

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2001, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                       --------------      ------------      -------------------     ---------------------
Purchases .............................    $47,449,150        $24,194,691         $14,157,383               $6,549,118
Sales .................................     35,174,315         17,100,347          12,759,496                9,336,726

At August 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                       --------------      ------------      -------------------     ---------------------
Cost of investments ................... $358,849,282       $237,178,410        $52,831,400               $55,982,326
                                        ============       ============        ===========               ===========
Aggregate unrealized
   appreciation .......................  $25,607,703        $19,593,679         $1,961,645                  $824,491

Aggregate unrealized
   depreciation .......................   (3,991,378)                --         (1,008,011)               (3,437,964)
                                        ------------       ------------        -----------               -----------
Net unrealized appreciation
   (depreciation) ..................... $ 21,616,325        $19,593,679           $953,634               ($2,613,473)
                                        ============       ============        ===========               ===========

For federal income tax purposes, the Funds had accumulated capital losses as of August 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
Year of Expiration                     Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
------------------                     --------------      ------------      -------------------     ---------------------
   2003 ............................     $      --          $5,327,280          $       --                $       --
   2004 ............................            --             572,208              43,982                     6,809
   2005 ............................            --                  --                  --                     4,334
   2006 ............................            --                  --                  --                       648
   2007 ............................            --                  --                  --                       369
   2008 ............................       485,497             589,183             423,683                   201,822
   2009 ............................            --             114,085           1,440,485                 1,267,552
                                          --------          ----------          ----------                ----------
   Total ...........................      $485,497          $6,602,756          $1,908,150                $1,481,534
                                          ========          ==========          ==========                ==========

4. Capital Shares

Transactions in capital shares were as follows:

                                                Delaware Tax-Free                   Delaware Minnesota
                                                 Minnesota Fund                       Insured Fund
                                                ------------------                 ---------------------
                                                   Year Ended                          Year Ended
                                              8/31/01        8/31/00              8/31/01        8/31/00
                                             ---------      ---------            ---------      ---------
Shares sold:
   Class A .........................           1,770,989      2,131,731              731,060        711,005
   Class B .........................             294,861        168,565              219,232        137,367
   Class C .........................             113,913        143,228              140,840         46,115
Shares issued upon reinvestment
   of dividends and distributions:
   Class A .........................             925,446      1,025,547              709,319        790,578
   Class B .........................              35,392         31,962               29,740         30,810
   Class C .........................              16,718         18,596               11,473         12,924
                                              ----------     ----------           ----------     ----------
                                               3,157,319      3,519,629            1,841,664      1,728,799
                                              ----------     ----------           ----------     ----------
Shares repurchased:
   Class A .........................          (3,162,433)    (6,033,289)          (1,935,487)    (4,267,516)
   Class B .........................            (170,358)      (182,022)             (82,102)      (291,443)
   Class C .........................            (158,031)      (210,844)            (106,076)      (118,445)
                                              ----------     ----------           ----------     ----------
                                              (3,490,822)    (6,426,155)          (2,123,665)    (4,677,404)
                                              ----------     ----------           ----------     ----------
Net decrease .......................            (333,503)    (2,906,526)            (282,001)    (2,948,605)
                                              ==========     ==========           ==========     ==========

                                                Delaware Tax-Free                   Delaware Minnesota
                                                   Minnesota                            High-Yield
                                                Intermediate Fund                   Municipal Bond Fund
                                               --------------------                -----------------------
                                                   Year Ended                          Year Ended
                                              8/31/01        8/31/00              8/31/01        8/31/00
                                             ---------      ---------            ---------      ---------
Shares sold:
   Class A ...........................           687,482       285,867              365,212         790,605
   Class B ...........................            31,419        34,338              141,565         176,001
   Class C ...........................           101,324        79,599               94,018         157,845
Shares issued upon reinvestment
   of dividends and distributions:
   Class A ...........................           177,275       189,780              118,907         131,748
   Class B ...........................             5,242         7,106               41,137          43,626
   Class C ...........................             9,426         8,627               21,196          25,348
                                              ----------    ----------           ----------      ----------
                                               1,012,168       605,317              782,035       1,325,173
                                              ----------    ----------           ----------      ----------
Shares repurchased:
   Class A ...........................          (721,185)   (1,279,535)            (687,404)     (1,317,807)
   Class B ...........................           (35,849)      (82,665)            (301,645)       (344,575)
   Class C ...........................           (49,584)      (76,532)            (112,047)       (235,482)
                                              ----------    ----------           ----------      ----------
                                                (806,618)   (1,438,732)          (1,101,096)     (1,897,864)
                                              ----------    ----------           ----------      ----------
Net increase (decrease) ..............           205,550      (833,415)            (319,061)       (572,691)
                                              ==========    ==========           ==========      ==========

5. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2001 or at any time during the year.

6. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

7. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2001, each Fund designates distributions paid during the year as follows:

                                          Delaware          Delaware             Delaware                  Delaware
                                          Tax-Free          Minnesota        Tax-Free Minnesota      Minnesota High-Yield
                                       Minnesota Fund      Insured Fund      Intermediate Fund       Municipal Bond Fund
                                      ----------------     -------------     -------------------    ----------------------
(A) Long-Term Capital Gains
Distributions (Tax Basis) ............   --                 --                  --                        --
(B) Ordinary Income
Distributions (Tax Basis) ............   --                 --                  --                        --
(C) Tax-Exempt Distributions
(Tax Basis) ..........................  100%               100%                100%                      100%
Total Distributions
(Tax Basis) ..........................  100%               100%                100%                      100%

--------------------------------------------------------------------------------
(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Voyageur Tax Free Funds--Delaware Tax-Free Minnesota Fund
Voyageur Insured Funds--Delaware Minnesota Insured Fund
Voyageur Intermediate Tax-Free Funds--Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds--Delaware Minnesota High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund, Delaware Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (the "Funds") as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital             International and Global     Tax-Exempt Income
 o Technology and Innovation   o Emerging Markets Fund      o National High-Yield
    Fund                       o International Value           Municipal Bond Fund
 o American Services Fund         Equity Fund***            o Tax-Free USA Fund
 o Select Growth Fund          o International Small Cap    o Tax-Free Insured Fund
 o Trend Fund                     Value Fund                o Tax-Free USA
 o Growth Opportunities Fund                                   Intermediate Fund
 o Small Cap Growth Fund      Current Income                o State Tax-Free Funds*
 o Small Cap Value Fund        o Delchester Fund
 o U.S. Growth Fund            o High-Yield                Stability of Principal
 o Social Awareness Fund          Opportunities Fund        o Cash Reserve Fund
 o Core Equity Fund**          o Strategic Income Fund      o Tax-Free Money Fund
                               o Corporate Bond Fund
Total Return                   o Extended Duration         Asset Allocation
 o Devon Fund                     Bond Fund                 o Foundation Funds
 o Growth and Income Fund      o American Government           Growth Portfolio
 o Decatur Equity                 Bond Fund                    Balanced Portfolio
    Income Fund                o Limited-Term                  Income Portfolio
 o REIT Fund                      Government Fund
 o Balanced Fund

   *Available for the following states: Arizona, California, Colorado, Florida,
    Idaho, Minnesota, Missouri, New York, North Dakota(+), Oregon, and Pennsylvania. Insured and intermediate bond funds are available in selected states.

  **Formerly Growth Stock Fund.

 ***Formerly International Equity Fund.

   +Closed to new investors effective April 23, 2001.

Delaware                                         For Shareholders
Investments(SM)                                  800 523-1918
--------------------------------------
A member of Lincoln Financial Group(R)           For Securities Dealers
                                                 800 362-7500

                                                 For Financial Institutions
                                                 Representatives Only
                                                 800 659-2265

                                                 www.delawareinvestments.com

This annual report is for the information of Delaware Minnesota Municipal Bond Funds shareholders but it may be used with prospective investors when preceded or accompanied by a current Prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA



Investment Manager

Delaware Management Company
Philadelphia, PA

International Affiliate

Delaware International Advisers Ltd.
London, England

National Distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent

Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-7057

(5129)                                                        Printed in the USA
AR-MNALL [8/01] CG 10/01                                                   J7466